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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, LLC 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2019

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	12

Portfolio Summary (Unaudited)	20

Schedules of Investments	21

Statements of Assets and Liabilities	46

Statements of Operations	50

Statements of Changes in Net Assets	53

Financial Highlights	57

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	102

Additional Information (Unaudited)	104

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2019

Dear Shareholders,

Frequent Shifts in Market Performance Occur Despite Strong Secular Growth

Researchers at the Max Planck Institute for Biological Cybernetics conducted a study of hikers in areas such as deserts that lack visual reference points. They equipped the participants with GPS tracking technology and instructed them to walk a straight path. Within several hours, many of the hikers unknowingly returned to their starting point. Others repeatedly walked in circles.

In some ways, investors may learn an important lesson from this experiment: failing to focus on appropriate reference points in understanding secular growth may lead one astray. In this letter, I explore how investors can easily become distracted and I urge them to focus on actual reference points.

During the 12-month period ended October 31, 2019, the S&P 500 Index generated a 14.33% return. Key developments included the ebb and flow of optimism regarding U.S.-China trade negotiations, monetary policy and economic growth. We believe those factors are important, but unlike the powerful nature of secular growth, they typically affect corporate earnings and stock prices only temporarily. These transitory events can be distracting and caused the S&P 500 Index to produce 55 days of losses or gains exceeding 1% during the reporting period; however, we believe long-term results have been more telling. In fact, the year-to-date period ended October 31, 2019, saw the S&P 500 Index generate a 23.16% return, the second-strongest showing for the first 10 months of any year since 2000.

Trade Conflicts Drive Volatility

For most of the reporting period, concerns about U.S.-China trade tariffs intensified as both countries imposed additional tariffs while frequent shifts in the outlook for trade negotiations fueled market volatility. By late 2019, U.S. tariffs extended to more than $360 billion of Chinese imports while Chinese tariffs covered $100 billion of U.S. imports. Finally, in October, President Trump proposed measures that may potentially prevent or delay both an increase in certain existing tariffs and the implementation of new tariffs. China proposed purchasing $40 billion to $50 billion in U.S. agriculture products annually. In the days immediately following the announcement, however, the fate of the proposals remained uncertain.

Investors Watch the Fed

Concerns about economic growth drew attention to the U.S. Federal Reserve and monetary policy. Much like investors’ frequently varying views of trade negotiations, shifts in expectations for the Federal Reserve to cut interest rates caused market performance to oscillate. On July 31, 2019, the Federal Reserve announced an anticipated fed funds rate cut of 25 basis points (bps), but Fed Chairman Jerome Powell described the change as a mid-cycle adjustment rather than the start of a prolonged series of rate cuts, which disappointed market participants. The Federal Reserve eventually ushered in two additional 25 bps cuts by October 31, 2019.

Economic Sentiment Drives Market Rotation

The Organization for Economic Cooperation and Development announced in September that it expects global economic growth of only 2.9% this year, the slowest rate since the global financial crisis. It also announced that economic growth could be curtailed next year and beyond if the trade conflict continues. In the U.S., the Federal Reserve’s June outlook predicted that the nation’s economy would grow only 2.1% this year and 2.0% in 2020. In September, the Federal Reserve increased its 2019 estimate to 2.2% but left its 2020 outlook unchanged.

In an encouraging development, the Bloomberg Economic Surprise Index turned consistently positive in September and strengthened in October after having been in negative territory for most of the first eight months of 2019. The index measures economic readings against forecasts. The improved economic data and a steepening yield curve triggered a rotation from growth stocks to cyclical value equities, such as Financials. From August 27, 2019, until October 31, 2019, the Russell 3000 Value Index generated a 7.08% return compared to the 4.27% return of its growth counterpart. We believe this outperformance is likely to be short lived. In many areas, the fundamentals of value companies, e.g., brick and mortar retailers, are victims of disruption by innovative companies, such as online retailers, that are rapidly capturing market share. This secular trend, and other growth opportunities driven by demographic changes and other advances, suggests to us that growth companies still have the edge in the longer term.

For the 12-month reporting period ended October 31, 2019, growth continued its multi-year period of outperformance with the 18.93% return of the Russell Midcap Growth Index leading the market.

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index generating an 11.84% return. Developed markets led with the MSCI World Index generating a 13.35% return and outpacing the 12.29% return of the MSCI Emerging Markets Index.

A Better Framework for Making Investment Decisions

History is peppered with examples of innovation driving strong secular growth even during challenging economic times, including the Global Financial Crisis, when U.S. internet advertising and e-commerce revenues grew approximately 30% even though total retail sales were virtually flat.(1) With that in mind, we believe investors should focus on unprecedented levels of innovation and secular growth as reference points rather than short-term events.

A small sampling of strong secular growth themes includes cloud computing, mobile device advertising and disruption in healthcare, all of which are allowing companies to capture market share and reward investors with strong earnings growth.

•                  Cloud computing, or the use of off-premises IT resources, is allowing companies and governments to quickly develop new services while reducing overall operating costs. By capturing market share from providers of on-premises technology, cloud computing is growing rapidly with the market for the public cloud expected to grow 35% this year. One example of the growing appeal of off-premises computing occurred earlier this year when Amazon.com, Inc. was selected to create the Volkswagen Industrial Cloud with data from 122 of the car company’s facilities.

•                  Digital advertising is another powerful secular growth theme, with some of the largest technology firms, such as Alphabet, Inc., Facebook, Inc. and Amazon.com, Inc., having generated rapid earnings growth by capturing advertising market share from traditional publishers. As smartphones have become indispensable, brands are increasingly placing content on them as well as on other portable devices. While overall digital advertising grew 21.8% last year, according to the Interactive Advertising Bureau, revenues for advertising on mobile devices increased 39.7%. For 2019, we believe revenues for advertising on mobile devices will continue to increase at considerably faster pace than revenues for overall digital advertising.

•                  Healthcare innovations, such as new drugs and novel medical devices, are also creating secular growth. For treating diabetes, Dexcom, Inc. has developed a continuous glucose monitoring system and Insulet Corp. has developed a wearable insulin pump. These products are disrupting older technologies that require injections and frequent finger stick tests to monitor and control patients’ glucose levels. We believe both companies have strong growth opportunities with 65% of diabetes patients still using traditional methods to monitor their conditions. In the pharmaceutical industry, novel drugs are noteworthy, with cancer immunotherapy being just one example. Unlike chemotherapy, which kills cancer cells using toxic compounds, immunotherapy enlists the immune system to attack cancer. The category of drugs is only five years old, but its annual market size is expected to reach $44 billion by 2024.(2)

Going Forward

Innovation and disruption are increasingly high stakes matters. Earlier this year, we estimated that S&P 500 companies representing 14% of the index’s market capitalization are disrupting companies with a total market capitalization of 31%. We believe investors can potentially benefit the most by utilizing active portfolio management based on in-depth fundamental research that seeks to discern the winners and losers of the new economy. At Alger, we will continue to focus on corporate fundamentals as we pursue attractive investment opportunities for our shareholders.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund generated a 14.82% return for the fiscal 12-month period ended October 31, 2019, compared to the 16.34% return of the Russell 3000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Industrials. The Materials and Consumer Discretionary sectors provided the greatest contributions to relative performance.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 103.05%. The Fund had a 5.55% allocation to short positions and a 2.50% allocation to cash.

Regarding individual long positions, Microsoft Corp.; Visa, Inc., Cl., A; Amazon.com, Inc.; Lam Research Corp.; and Danaher Corp. were among the top contributors to performance.

Microsoft created the world’s leading desktop operating system and it is transitioning its products to the cloud, which we believe is improving the company’s potential for increasing its profits. In addition, Microsoft’s enterprise cloud product, Azure, is rapidly growing and capturing market share. The company generates very strong free cash flow that it is returning to shareholders through dividends and share repurchases. Its shares performed strongly in response to investors’ reactions to the company’s positive lifecycle change resulting from the success of moving products to the cloud.

Short position iRobot Corp. also contributed to performance. iRobot designs and builds robots, including robotic home vacuums and pool cleaners. We believe the company’s growth guidance is too high and that its share price does not reflect disappointing news. Additionally, iRobot is facing increased competition. With its manufacturing base located in China, the company may have to increase prices to reflect new tariffs, which could create a sales headwind. The price of iRobot shares declined during the quarter due to sales missing expectations despite new product launches. In addition, gross margins were significantly below expectations. Management also said its U.S. market is growing slower than originally anticipated, a result of direct and indirect impacts of the ongoing U.S.-China trade war and related tariffs. As the price of iRobot shares declined, the short exposure contributed to performance.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, UnitedHealth Group, Inc.; Conagra Brands, Inc.; Abiomed, Inc.; Sarepta Therapeutics, Inc. and Apple, Inc. were among the top detractors from performance. Abiomed develops and manufactures devices that assist or replace the pumping function of a failing heart. Abiomed’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Abiomed shares underperformed after the company said it produced weaker-than-expected fiscal fourth quarter 2019 results and lowered its guidance for fiscal year 2020.

Short position MongoDB, Inc., Cl. A also detracted from results. MongoDB develops and operates cloud-based technology for databases. The bullish consensus expectation for MongoDB is based on the belief that the company has potential for displacing incumbent database solutions. Our research indicates that emerging competition from large technology companies that are introducing “good enough” distributed database offerings has potential to prevent MongoDB from achieving investors’ growth expectations. We have already observed MongoDB customer defection. Unfortunately, competitive pressure has yet to erode investors’ confidence in MongoDB and shares of the company generated positive performance, resulting in the short position detracting from the portfolio’s results.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 3.26% for the fiscal 12-month period ended October 31, 2019, compared to the 14.33% return of the Fund’s benchmark, the S&P 500 Index.

During the reporting period, the average allocation to long positions was 82.37% and the average allocation to short positions was 34.78%. The Fund’s cash allocation was 52.41%.

Based on the combined allocations of long and short positions, Information Technology and Healthcare were the largest sector weightings for the reporting period. There was no sector overweighting and the Financials sector was the largest underweighting.

Contributors to Performance

The Healthcare and Industrials sectors provided the largest contributions to relative performance. Long positions in aggregate detracted from relative performance. Regarding long positions, TransDigm Group, Inc.; Nevro Corp.; Insulet Corp.; Trade Desk, Inc., Cl. A; and Paylocity Holding Corp. were among the top contributors to performance. The Trade Desk provides a technology platform for managing digital display, mobile and video advertising campaigns. It is a pioneer in programmatic advertising, which seeks to pitch advertisements that are targeted to viewers’ specific interests. Trade Desk’s sales growth has benefitted from accelerating favorable trends, including brands moving from analog marketing to digital and programmatic advertising comprising the quickest growing segment within digital marketing. In particular, connected TV, or TV that accesses content via the internet, has reached an inflection point and is starting to contribute meaningfully to advertising growth. We believe programmatic advertising is still in its early phase of adoption.

Short exposure to ShotSpotter, Inc. also contributed to performance. ShotSpotter provides gunfire detection systems designed to assist law enforcement and security personnel with locating the source of gunfire, thereby enabling timely responses. We believe investors’ expectations for new customer additions have remained too high. The price of ShotSpotter shares declined during the third quarter in response to the company announcing weak results for the first half of this year. After expanding its relationships with its two largest customers, Chicago and New York City, ShotSpotter’s growth has been limited by a lack of new orders from big cities. As the price of ShotSpotter’s stock declined, the short exposure contributed to performance.

Detractors from Performance

The Consumer Discretionary and Communications Services sectors were among the sectors that detracted from relative performance. Short exposure also detracted from relative performance. Regarding individual long positions, Acorda Therapeutics, Inc.; Dermira, Inc.; Puma Biotechnology, Inc.; XPO Logistics, Inc. and Stamps.com, Inc. were among the top detractors from performance. Stamps.com provides software that allows customers to print postage using a computer, printer and internet connection. Stamps.com is highly leveraged to secular growth in e-commerce and it is expanding beyond the U.S. The stock declined sharply in response to the company reporting a 2019 outlook for revenue and earnings per share that was significantly below expectations. This was due to Stamps.com failing to renew one of its contracts with USPS. While Stamps.com remains a partner of USPS and retains its PC postage license, Stamps.com will no longer participate in a “revenue sharing” arrangement with USPS whereby Stamps.com would earn a small percentage of shipping fees that certain higher volume shipping customers paid to the postal service.

Short exposure to Snap, Inc. also detracted from results. Snap provides a smartphone app called Snapchat that allows users to send and receive photos, texts and videos. Users can edit images with filters, drawings and captions. We believe the company has been facing challenges due to competition, questionable return on investment for advertisers and the fickle nature of its young audience. Shares of Snap performed well in the third quarter, causing our short exposure to detract from results. The performance was supported by the company’s user base stabilizing somewhat after previously experiencing declines. We attribute the stabilization primarily to the company rolling out an improved Android version of its app. We continue to believe the company is facing strong competition, questionable return on investment for advertisers and the quickly changing preferences of its young audience.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 14.13% for the fiscal 12-month period ended October 31, 2019, compared to the 12.29% return of its benchmark, the MSCI Emerging Markets Index. As of September 23, 2019, Daniel C. Chung, CFA, Chief Executive Officer, Chief Investment Officer and Portfolio Manager; and Gregory Jones and Pragna Shere, both Senior Vice Presidents and Portfolio Managers, assumed responsibility of the Fund. The new management team generally invests assets in a smaller number of issuers and may invest a significant portion of the Fund’s assets in securities of companies within a single industry.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services. The Financials and Consumer Discretionary sectors were the largest contributors to relative performance.

Among the countries, Brazil, China, Argentina, Indonesia, Poland, India and Chile were the top contributors to performance. Regarding individual positions, Taiwan Semiconductor Manufacturing Co., Ltd.; Alibaba Group Holding Ltd. Sponsored ADR; Notre Dame Intermedica Participacoes SA; Globant SA; and B3 SA - Brasil, Bolsa, Balcao were among the top contributors to performance. Alibaba is China’s largest e-commerce company with Taobao serving the consumer-to-consumer market and Tmall serving the business-to-consumer market. The company’s revenues have grown substantially and the company has maintained healthy operating metrics. Positive secular trends in middle class consumption continue in China and Alibaba’s management remains positive on “new retail” opportunities.

Detractors from Performance

The Energy and Information Technology sectors were the top detractors from performance. Among the countries, Taiwan, the Philippines, the United Arab Emirates (UAE), Thailand, Russia and South Korea were the top detractors from performance. Regarding individual positions, NMC Health PLC; PetroChina Company Limited Class H; Health and Happiness (H&H) International Holdings Limited; Wynn Macau Ltd.; and Fila Korea Ltd. were among the top detractors from performance. NMC Health is the UAE’s largest private healthcare provider and operates hospitals across the UAE, Saudi Arabia, Oman and Qatar. The company reported solid 2018 results with revenues for the second half of the year increasing 36% year over year. There were concerns about the vice chairman pledging 9% of the company’s shares and overall concerns about Saudi Arabia, a new market for the company that is being targeted as a potential future growth driver. Those concerns centered on “Saudization,” or the replacement of foreign workers with Saudi nationals. The change could potentially deplete NMC’s core customer base as well as increase the risk of non-payment of receivables by the Saudi government.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 14.81% for the fiscal 12-month period ended October 31, 2019, compared to the 17.10% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Communication Services. The Information Technology and Industrials sectors provided the greatest contributions to relative performance.

Among individual positions, Microsoft Corp.; Visa, Inc., Cl. A; Amazon.com, Inc.; Lam Research Corp.; and Home Depot, Inc. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

The Healthcare and Consumer Discretionary sectors were among the sectors that detracted from results. Among individual positions, Sarepta Therapeutics, Inc.; Encana Corp.; Abiomed, Inc.; Cigna Corp.; and Biogen, Inc. were the top detractors from performance. Shares of Abiomed underperformed in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

(1) Source: Alger Capital Markets: Observations and Insights — Loving to Lend of Opting to Own. Autumn 2019.

(2) Source: Cowen, which is an investment bank.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2019.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

Alger Responsible Investing Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Bloomberg Economic Surprise Index shows the degree to which economic analysts under- or over-estimate the trends in the business cycle. The surprise element is defined as the percentage (or percentage point) difference between analyst forecasts and the published value of economic data releases.

•                  The Interactive Advertising Bureau is an advertising business organization that develops industry standards, conducts research, and provides legal support for the online advertising industry.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The MSCI Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. Investors cannot invest directly in any index.

•                  The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un-biased, and stable barometer of the growth opportunities within the broad market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment per-form. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

FUND PERFORMANCE AS OF 9/30/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	(4.57)%	10.45%	13.56%
Alger Spectra Class C (Inception 9/24/08)	(0.94)%	10.80%	13.32%
Alger Spectra Class I (Inception 9/24/08)	0.70%	11.65%	14.22%

			SINCE
	1 YEAR	5 YEARS	INCEPTION
Alger Spectra Class Y (Inception 12/03/18)	n/a	n/a	8.60%
Alger Spectra Class Z (Inception 12/29/10)	1.04%	11.99%	13.67%

FUND PERFORMANCE AS OF 9/30/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Dynamic Opportunities Class A (Inception 11/2/09)	(10.36)%	4.44%	n/a	5.60%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	(6.99)%	4.78%	n/a	5.37%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	(5.07)%	5.91%	n/a	6.20%
Alger Emerging Markets Class A (Inception 12/29/10)	(7.22)%	0.23%	n/a	(0.43)%
Alger Emerging Markets Class C (Inception 12/29/10)	(3.72)%	0.57%	n/a	(0.61)%
Alger Emerging Markets Class I (Inception 12/29/10)	(1.93)%	1.36%	n/a	0.14%
Alger Emerging Markets Class Y (Inception 5/9/16)	(1.46)%	n/a	n/a	7.37%
Alger Emerging Markets Class Z (Inception 2/28/14)	(1.50)%	1.77%	n/a	1.74%
Alger Responsible Investing Class A (Inception 12/4/00)	(4.78)%	9.32%	10.46%	3.61%
Alger Responsible Investing Class C (Inception 9/24/08)*	(1.38)%	9.64%	10.20%	8.64%
Alger Responsible Investing Class I (Inception 9/24/08)†	0.30%	10.50%	11.06%	9.48%
Alger Responsible Investing Class Z (Inception 10/14/16)	0.83%	n/a	n/a	16.27%

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	8.77%	10.80%	14.33%	15.57%
Class C (Inception 9/24/08)*	12.97%	11.16%	14.09%	14.85%
Class I (Inception 9/24/08)†	14.85%	12.02%	14.99%	15.73%
Russell 3000 Growth Index	16.34%	13.05%	15.26%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/3/2018
Class Y (Inception 12/3/2018)	n/a	n/a	n/a	11.43%
Russell 3000 Growth Index	n/a	n/a	n/a	13.43%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	15.18%	12.35%	n/a	13.86%
Russell 3000 Growth Index	16.34%	13.05%	n/a	14.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, LLC was the Fund’s investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A

from 11/02/09 to 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2019. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Associates, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	(2.16)%	4.05%	n/a	5.42%
Class C (Inception 12/29/10)*	1.55%	4.37%	n/a	5.18%
S&P 500 Index	14.33%	10.78%	n/a	13.63%
HFRI Equity Hedge (Total) Index	4.85%	3.73%	n/a	4.64%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	3.54%	5.48%	n/a	5.99%
S&P 500 Index	14.33%	10.78%	n/a	12.80%
HFRI Equity Hedge (Total) Index	4.85%	3.73%	n/a	3.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— From 12/29/10 to 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2019. Figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	8.09%	0.84%	n/a	0.02%
Class C (Inception 12/29/10)	12.34%	1.16%	n/a	(0.17)%
Class I (Inception 12/29/10)	14.22%	1.95%	n/a	0.58%
MSCI Emerging Markets Index	12.29%	3.32%	n/a	1.85%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/9/2016
Class Y (Inception 5/9/16)	14.82%	n/a	n/a	8.40%
MSCI Emerging Markets Index	12.29%	n/a	n/a	11.03%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	14.83%	2.37%	n/a	2.42%
MSCI Emerging Markets Index	12.29%	3.32%	n/a	4.26%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 1000 Growth Index and the Russell 3000 Growth Index (each an unmanaged index of common stocks) for the ten years ended October 31, 2019. Prior to December 30, 2016, the Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	8.75%	9.55%	11.08%	3.76%
Russell 1000 Growth Index	17.10%	13.43%	15.41%	6.26%

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	12.97%	9.89%	10.80%	8.86%
Class I (Inception 9/24/08)	14.83%	10.76%	11.67%	9.70%
Russell 1000 Growth Index	17.10%	13.43%	15.41%	13.17%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z (Inception 10/14/16)	15.34%	n/a	n/a	16.93%
Russell 1000 Growth Index	17.10%	n/a	n/a	18.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
October 31, 2019 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	13.0%	3.0%	9.0%
Consumer Discretionary	18.5	4.9	17.0
Consumer Staples	1.8	2.6	4.0
Energy	0.0	0.2	0.0
Exchange Traded Funds	(0.3)	0.0	0.0
Financials	5.4	0.1	4.8
Healthcare	14.9	16.8	10.3
Industrials	6.3	8.3	9.5
Information Technology	36.8	13.2	38.0
Market Indices	(0.1)	0.0	0.0
Materials	2.7	(0.4)	2.0
Miscellaneous	(0.1)	0.0	0.0
Real Estate	1.0	(0.1)	2.5
Utilities	0.0	0.0	0.6
Short-Term Investments and Net Other Assets	0.1	51.4	2.3
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	1.4%
Brazil	14.6
Chile	1.1
China	31.5
Colombia	0.6
Cyprus	1.9
Greece	1.1
India	9.0
Indonesia	2.7
Malaysia	0.8
Mexico	0.7
Peru	1.0
Philippines	0.8
Poland	1.1
Russia	4.5
South Africa	1.1
South Korea	11.5
Taiwan	10.0
Thailand	1.2
United States	1.0
Cash and Net Other Assets	2.4
100.0%

*                 Includes short sales as a reduction of sector exposure.

†                 Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—105.9%	SHARES	VALUE
AEROSPACE & DEFENSE—2.4%
L3Harris Technologies, Inc.	61,072	$12,599,764
Mercury Systems, Inc.*	391,869	28,865,071
Raytheon Co.	158,013	33,531,939
Spirit AeroSystems Holdings, Inc., Cl. A	120,324	9,844,910
The Boeing Co.	126,603	43,033,625
TransDigm Group, Inc.	7,657	4,029,726
United Technologies Corp.	88,098	12,649,111
		144,554,146
AGRICULTURAL & FARM MACHINERY—0.1%
Deere & Co.	18,487	3,219,326

APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Lululemon Athletica, Inc.*	76,550	15,636,868
LVMH Moet Hennessy Louis Vuitton SE	22,637	9,666,834
		25,303,702
APPLICATION SOFTWARE—9.6%
Adobe, Inc.*,+	720,616	200,280,805
Anaplan, Inc.*	166,432	7,855,590
Aspen Technology, Inc.*	175,323	20,181,431
Avalara, Inc.*	753,360	53,488,560
Cadence Design Systems, Inc.*	47,010	3,072,104
Coupa Software, Inc.*	67,801	9,321,959
Dropbox, Inc., Cl. A*	158,422	3,139,924
Everbridge, Inc.*	374,174	26,008,835
Palantir Technologies, Inc., Cl. A*,@,(a)	348,292	2,002,679
RealPage, Inc.*	69,558	4,211,737
salesforce.com, Inc.*,+	1,586,356	248,248,850
Zendesk, Inc.*	88,217	6,232,531
		584,045,005
AUTO PARTS & EQUIPMENT—1.0%
Aptiv PLC	652,331	58,416,241

AUTOMOTIVE RETAIL—0.7%
Carvana Co., Cl. A*	153,975	12,484,293
O’Reilly Automotive, Inc.*	69,870	30,429,084
		42,913,377
BIOTECHNOLOGY—3.3%
AbbVie, Inc.	414,206	32,950,087
Alexion Pharmaceuticals, Inc.*	114,722	12,091,699
Biogen, Inc.*	79,499	23,747,146
Sarepta Therapeutics, Inc.*	303,166	25,180,968
Vertex Pharmaceuticals, Inc.*	535,162	104,613,468
		198,583,368
BUILDING PRODUCTS—0.4%
Masco Corp.	491,750	22,743,438

CABLE & SATELLITE—0.7%
Altice USA, Inc., Cl. A*	1,453,265	44,978,552

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	83,838	$11,977,935

DATA PROCESSING & OUTSOURCED SERVICES—9.3%
Fidelity National Information Services, Inc.	963,280	126,921,773
Fiserv, Inc.*	149,035	15,818,575
PayPal Holdings, Inc.*	988,243	102,876,096
Visa, Inc., Cl. A+	1,815,256	324,676,688
		570,293,132
DIVERSIFIED BANKS—1.2%
Citigroup, Inc.	266,545	19,153,924
JPMorgan Chase & Co.	444,080	55,474,473
		74,628,397
DIVERSIFIED SUPPORT SERVICES—1.2%
Cintas Corp.+	263,416	70,771,977

EDUCATION SERVICES—0.1%
New Oriental Education & Technology Group, Inc.#,*	26,414	3,224,093

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Cognex Corp.	396,038	20,391,997

ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Waste Connections, Inc.	195,014	18,019,294

FINANCIAL EXCHANGES & DATA—3.0%
Intercontinental Exchange, Inc.	1,132,399	106,807,874
S&P Global, Inc.	245,955	63,453,930
Tradeweb Markets, Inc., Cl. A	329,890	13,772,908
		184,034,712
FOOD DISTRIBUTORS—0.3%
US Foods Holding Corp.*	392,177	15,557,662

FOOTWEAR—1.5%
NIKE, Inc., Cl. B	987,284	88,411,282

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	674,230	74,434,992

HEALTHCARE EQUIPMENT—7.7%
Abbott Laboratories	1,471,831	123,059,790
Boston Scientific Corp.*	3,418,380	142,546,446
Danaher Corp.	1,103,606	152,098,979
DexCom, Inc.*	159,776	24,643,850
Intuitive Surgical, Inc.*	34,683	19,177,965
Medtronic PLC	44,377	4,832,655
		466,359,685
HEALTHCARE SERVICES—0.3%
Guardant Health, Inc.*	221,583	15,400,019

HOME IMPROVEMENT RETAIL—1.6%
Lowe’s Cos, Inc.	264,736	29,547,185
The Home Depot, Inc.+	289,258	67,854,142
		97,401,327

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
HYPERMARKETS & SUPER CENTERS—0.5%
Walmart, Inc.	281,784	$33,041,992

INDUSTRIAL CONGLOMERATES—1.6%
Honeywell International, Inc.+	556,487	96,122,000

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	187,564	39,999,899

INTERACTIVE HOME ENTERTAINMENT—0.2%
Take-Two Interactive Software, Inc.*	87,344	10,511,850

INTERACTIVE MEDIA & SERVICES—10.2%
Alphabet, Inc., Cl. C*,+	208,599	262,857,685
Facebook, Inc., Cl. A*,+	1,514,083	290,174,006
Momo, Inc.#	139,326	4,670,208
Pinterest, Inc., Cl. A*	2,343,147	58,906,716
Twitter, Inc.*	240,299	7,201,761
		623,810,376
INTERNET & DIRECT MARKETING RETAIL—12.1%
Alibaba Group Holding Ltd.#,*	1,203,999	212,710,503
Altaba, Inc.*, @,(a)	606,454	11,953,208
Amazon.com, Inc.*,+	283,929	504,445,297
Ctrip.com International Ltd.#,*	270,886	8,936,529
		738,045,537
INTERNET SERVICES & INFRASTRUCTURE—0.6%
Twilio, Inc., Cl. A*	5,464	527,604
VeriSign, Inc.*	156,714	29,778,794
Wix.com Ltd.*	65,542	8,000,712
		38,307,110
INVESTMENT BANKING & BROKERAGE—0.4%
E*TRADE Financial Corp.	92,457	3,863,778
Goldman Sachs Group, Inc.	15,209	3,245,296
Morgan Stanley	351,463	16,184,872
		23,293,946
LEISURE FACILITIES—0.3%
Vail Resorts, Inc.	69,612	16,175,740

LIFE SCIENCES TOOLS & SERVICES—1.3%
Illumina, Inc.*	92,249	27,261,424
NanoString Technologies, Inc.*	58,516	1,322,462
Thermo Fisher Scientific, Inc.	169,846	51,290,095
		79,873,981
MANAGED HEALTHCARE—1.7%
UnitedHealth Group, Inc.+	419,479	106,002,343

METAL & GLASS CONTAINERS—0.8%
Ball Corp.	664,785	46,515,006

MOVIES & ENTERTAINMENT—2.0%
Live Nation Entertainment, Inc.*	217,660	15,345,030
Netflix, Inc.*	87,592	25,174,817

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—2.0% (CONT.)
The Walt Disney Co.	621,527	$80,748,788
		121,268,635
PHARMACEUTICALS—1.5%
Allergan PLC	319,304	56,232,627
GW Pharmaceuticals PLC#,*	214,508	28,705,461
Novartis AG#	102,453	8,958,490
		93,896,578
PROPERTY & CASUALTY INSURANCE—1.2%
The Progressive Corp.	1,063,972	74,158,848

RAILROADS—0.7%
Union Pacific Corp.	269,297	44,557,882

RESEARCH & CONSULTING SERVICES—0.4%
CoStar Group, Inc.*	47,197	25,935,695

RESTAURANTS—0.4%
McDonald’s Corp.	118,091	23,228,500

SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV	11,541	3,023,396
Lam Research Corp.	220,703	59,819,341
		62,842,737
SEMICONDUCTORS—3.0%
Broadcom, Inc.	92,448	27,073,397
Marvell Technology Group Ltd.	1,026,791	25,043,432
Micron Technology, Inc.*	547,791	26,047,462
NVIDIA Corp.	241,200	48,486,024
NXP Semiconductors NV	515,849	58,641,715
Universal Display Corp.	10,467	2,095,284
		187,387,314
SOFT DRINKS—1.0%
The Coca-Cola Co.	1,102,668	60,018,219

SPECIALTY CHEMICALS—1.5%
The Sherwin-Williams Co.	163,930	93,820,418

SYSTEMS SOFTWARE—10.0%
Microsoft Corp.+	4,262,920	611,174,839

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.+	1,237,775	307,908,909

WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	659,841	54,542,457

TOTAL COMMON STOCKS (Cost $4,499,295,939)		6,448,104,470

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc., Cl. D*,@,(a)	185,062	1,064,107
		9,231,625

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2019 (Continued)

PREFERRED STOCKS—0.2% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	$3,086,733

TOTAL PREFERRED STOCKS (Cost $23,705,752)		12,318,358

REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
Crown Castle International Corp.	458,002	63,566,098
(Cost $50,701,700)		63,566,098
Total Investments (Cost $4,573,703,391)	107.1%	$6,523,988,926
Affiliated Securities (Cost $13,104,054)		3,086,733
Unaffiliated Securities (Cost $4,560,599,337)		6,520,902,193
Securities Sold Short (Proceeds $448,487,287)	(7.2)%	(440,417,164)
Other Assets in Excess of Liabilities	0.1%	3,841,122
NET ASSETS	100.0%	$6,087,412,884

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

*                 Non-income producing security.

+               All or a portion of this security is held as collateral for securities sold short.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Altaba, Inc.	10/24/18	$1,704,939	0.03%	$1,911,535	0.03%
Altaba, Inc.	10/25/18	2,562,470	0.04%	2,859,369	0.05%
Altaba, Inc.	10/29/18	2,492,386	0.04%	2,896,010	0.05%
Altaba, Inc.	10/30/18	1,640,707	0.03%	1,942,302	0.03%
Altaba, Inc.	10/31/18	591,342	0.01%	666,395	0.01%
Altaba, Inc.	11/6/18	2,386,078	0.04%	1,677,597	0.02%
Palantir Technologies, Inc., Cl. A	10/7/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc., Cl. B	10/7/14	9,379,767	0.22%	8,167,518	0.14%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	3,086,733	0.05%
Total				$26,274,245	0.43%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2019

COMMON STOCKS—(7.2)%	SHARES	VALUE
AEROSPACE & DEFENSE—(0.3)%
Axon Enterprise, Inc.	(355,545)	$(18,179,016)

AIR FREIGHT & LOGISTICS—(0.2)%
CH Robinson Worldwide, Inc.	(140,195)	(10,604,350)

APPLICATION SOFTWARE—(0.3)%
Elastic NV	(83,315)	(5,999,513)
New Relic, Inc.	(64,854)	(4,154,548)
SAP SE#	(76,059)	(10,083,902)
		(20,237,963)
AUTOMOBILE MANUFACTURERS—(0.2)%
Tesla, Inc.	(34,897)	(10,989,763)

BROADCASTING—(0.2)%
Sinclair Broadcast Group, Inc., Cl. A	(263,088)	(10,481,426)

BUILDING PRODUCTS—(0.1)%
Lennox International, Inc.	(22,849)	(5,651,929)

CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.2)%
PACCAR, Inc.	(153,854)	(11,702,135)

DATA PROCESSING & OUTSOURCED SERVICES—(0.3)%
Jack Henry & Associates, Inc.	(117,689)	(16,660,055)

DIVERSIFIED BANKS—(0.4)%
SPDR S&P Regional Banking ETF	(503,676)	(27,148,137)

EXCHANGE TRADED FUNDS—(0.3)%
iShares Expanded Tech-Software Sector ETF	(72,899)	(15,668,182)

FERTILIZERS & AGRICULTURAL CHEMICALS—(0.2)%
The Scotts Miracle-Gro Co.	(106,287)	(10,670,152)

HOMEFURNISHING RETAIL—(0.1)%
Williams-Sonoma, Inc.	(77,835)	(5,198,600)

HOTELS RESORTS & CRUISE LINES—(0.1)%
Huazhu Group Ltd.#	(161,653)	(6,120,183)

HOUSEHOLD APPLIANCES—(0.1)%
iRobot Corp.	(182,272)	(8,759,992)

INTERACTIVE MEDIA & SERVICES—(0.7)%
Autohome, Inc.#	(517,631)	(43,770,877)

INTERNET SERVICES & INFRASTRUCTURE—(0.1)%
MongoDB, Inc., Cl. A	(46,173)	(5,899,524)

IT CONSULTING & OTHER SERVICES—(0.3)%
Accenture PLC, Cl. A	(46,633)	(8,646,691)
Infosys Ltd.#	(1,380,282)	(13,236,904)
		(21,883,595)
LIFE SCIENCES TOOLS & SERVICES—(1.0)%
Waters Corp.	(292,559)	(61,911,336)

MARKET INDICES—(0.1)%
iShares Russell 2000 ETF	(51,143)	(7,950,179)

MISCELLANEOUS—(0.1)%
iShares Nasdaq Biotechnology ETF	(56,454)	(6,059,772)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2019 (Continued)

COMMON STOCKS—(7.2)% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—(0.1)%
Tencent Music Entertainment Group#	(429,064)	$(5,938,246)

RESTAURANTS—(0.3)%
Domino’s Pizza, Inc.	(73,770)	(20,037,407)

SEMICONDUCTORS—(0.1)%
Monolithic Power Systems, Inc.	(20,638)	(3,094,049)

SPECIALTY CHEMICALS—(0.3)%
International Flavors & Fragrances, Inc.	(97,968)	(11,953,076)
PPG Industries, Inc.	(61,578)	(7,704,639)
		(19,657,715)
SYSTEMS SOFTWARE—(0.8)%
Check Point Software Technologies Ltd.	(170,593)	(19,176,359)
Fortinet, Inc.	(29,724)	(2,424,289)
Oracle Corp.	(291,877)	(15,904,378)
Teradata Corp.	(308,142)	(9,222,690)
		(46,727,716)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.3)%
Seagate Technology PLC	(334,566)	(19,414,865)

TOTAL COMMON STOCKS (Proceeds $448,487,287)		$(440,417,164)
Total Securities Sold Short (Proceeds $448,487,287)		$(440,417,164)

#                 American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—80.0%	SHARES	VALUE
AEROSPACE & DEFENSE—6.0%
HEICO Corp.+	9,246	$1,140,402
Kratos Defense & Security Solutions, Inc.*,+	61,743	1,165,708
Mercury Systems, Inc.*	7,338	540,517
TransDigm Group, Inc.+	8,861	4,663,366
		7,509,993
AIR FREIGHT & LOGISTICS—0.3%
XPO Logistics, Inc.*,+	4,075	311,330

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Canada Goose Holdings, Inc.*,+	21,770	910,640
Lululemon Athletica, Inc.*	1,553	317,231
LVMH Moet Hennessy Louis Vuitton SE	797	340,348
		1,568,219
APPAREL RETAIL—0.6%
Burlington Stores, Inc.*,+	3,897	748,886

APPLICATION SOFTWARE—8.5%
Altair Engineering, Inc., Cl. A*,+	19,224	708,789
ANSYS, Inc.*	2,886	635,353
Avalara, Inc.*	11,900	844,900
Cadence Design Systems, Inc.*	9,673	632,131
Ebix, Inc.+	26,393	1,125,133
Everbridge, Inc.*,+	7,915	550,172
Globant SA*	1,357	126,554
HubSpot, Inc.*	1,438	223,034
Intuit, Inc.	2,285	588,388
Palantir Technologies, Inc., Cl. A*,@,(a)	6,606	37,985
Paylocity Holding Corp.*,+	22,540	2,312,603
SPS Commerce, Inc.*,+	21,851	1,153,076
Telaria, Inc.*	22,563	170,802
The Trade Desk, Inc., Cl. A*,+	7,481	1,502,184
		10,611,104
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Hamilton Lane, Inc., Cl. A	13,185	786,090

AUTOMOBILE MANUFACTURERS—0.2%
Thor Industries, Inc.	3,284	207,746

BIOTECHNOLOGY—5.7%
ACADIA Pharmaceuticals, Inc.*	40,966	1,737,368
Alnylam Pharmaceuticals, Inc.*	5,002	433,873
BioMarin Pharmaceutical, Inc.*	6,394	468,105
CareDx, Inc.*	25,965	680,543
Genmab AS#,*	29,918	653,708
Natera, Inc.*	10,110	389,437
Portola Pharmaceuticals, Inc.*,+	68,719	1,986,666
Puma Biotechnology, Inc.*	67,390	458,252
Ultragenyx Pharmaceutical, Inc.*	5,863	235,341
		7,043,293

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—80.0% (CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Fiserv, Inc.*	8,790	$932,971
PayPal Holdings, Inc.*,+	11,337	1,180,181
		2,113,152
DIVERSIFIED SUPPORT SERVICES—1.5%
Cintas Corp.	2,429	652,600
IAA, Inc.*	16,236	619,403
KAR Auction Services, Inc.	11,806	293,497
UniFirst Corp.	1,556	312,507
		1,878,007
EDUCATION SERVICES—2.5%
Chegg, Inc.*,+	100,759	3,089,271

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
nLight, Inc.*	5,067	67,695
Novanta, Inc.*	2,223	197,958
		265,653
ELECTRONIC MANUFACTURING SERVICES—0.0%
IPG Photonics Corp.*	183	24,573

ENVIRONMENTAL & FACILITIES SERVICES—4.8%
Casella Waste Systems, Inc., Cl. A*	34,180	1,489,906
Waste Connections, Inc.+	48,882	4,516,697
		6,006,603
FINANCIAL EXCHANGES & DATA—1.0%
MarketAxess Holdings, Inc.	453	166,971
S&P Global, Inc.	1,797	463,608
Tradeweb Markets, Inc., Cl. A	15,255	636,897
		1,267,476
FOOD DISTRIBUTORS—0.7%
US Foods Holding Corp.*	22,249	882,618

GENERAL MERCHANDISE STORES—1.3%
Dollar Tree, Inc.*	13,492	1,489,517
Ollie’s Bargain Outlet Holdings, Inc.*	2,056	131,337
		1,620,854
HEALTHCARE DISTRIBUTORS—0.6%
PetIQ, Inc., Cl. A*	32,354	799,791

HEALTHCARE EQUIPMENT—9.6%
Cantel Medical Corp.	6,796	495,360
Danaher Corp.	3,283	452,463
DexCom, Inc.*,+	3,033	467,810
Glaukos Corp.*,+	30,801	1,966,028
Insulet Corp.*,+	16,558	2,406,209
Intuitive Surgical, Inc.*,+	2,433	1,345,327
Nevro Corp.*,+	42,571	3,669,620
Tandem Diabetes Care, Inc.*	7,495	461,542
Teleflex, Inc.	1,813	629,854
		11,894,213

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—80.0% (CONT.)	SHARES	VALUE
HEALTHCARE FACILITIES—0.2%
US Physical Therapy, Inc.+	1,707	$241,489

HEALTHCARE SERVICES—0.8%
CVS Health Corp.+	7,171	476,083
Guardant Health, Inc.*,+	7,778	540,571
		1,016,654
HEALTHCARE SUPPLIES—0.3%
Neogen Corp.*	6,297	409,683

HEALTHCARE TECHNOLOGY—1.4%
Phreesia, Inc.*	11,946	353,960
Tabula Rasa HealthCare, Inc.*	3,741	190,567
Teladoc Health, Inc.*	9,201	704,796
Veeva Systems, Inc., Cl. A*	3,182	451,303
		1,700,626
HOMEFURNISHING RETAIL—0.3%
Bed Bath & Beyond, Inc.	25,908	354,940

HOTELS RESORTS & CRUISE LINES—0.1%
Lindblad Expeditions Holdings, Inc.*	4,997	78,653

HYPERMARKETS & SUPER CENTERS—1.5%
Costco Wholesale Corp.	2,169	644,432
Walmart, Inc.	10,608	1,243,894
		1,888,326
INDUSTRIAL MACHINERY—0.3%
The Middleby Corp.*,+	3,124	377,848

INSURANCE BROKERS—0.8%
eHealth, Inc.*	15,115	1,043,540

INTERACTIVE HOME ENTERTAINMENT—0.8%
Activision Blizzard, Inc.	5,683	318,418
CD Projekt SA	4,025	265,702
Take-Two Interactive Software, Inc.*,+	2,992	360,088
		944,208
INTERACTIVE MEDIA & SERVICES—1.5%
Pinterest, Inc., Cl. A*,+	72,257	1,816,541

INTERNET & DIRECT MARKETING RETAIL—3.2%
Amazon.com, Inc.*,+	1,575	2,798,239
Wayfair, Inc., Cl. A*,+	13,739	1,129,758
		3,927,997
INTERNET SERVICES & INFRASTRUCTURE—0.4%
VeriSign, Inc.*	2,716	516,094

INVESTMENT BANKING & BROKERAGE—0.3%
Morgan Stanley	7,112	327,508

IT CONSULTING & OTHER SERVICES—0.9%
EPAM Systems, Inc.*	6,025	1,060,159

LEISURE FACILITIES—0.6%
Planet Fitness, Inc., Cl. A*	11,468	730,053

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—80.0% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.1%
Bio-Techne Corp.+	6,659	$1,386,204

MANAGED HEALTHCARE—0.4%
HealthEquity, Inc.*	5,165	293,321
Progyny, Inc.*	15,912	261,434
		554,755
METAL & GLASS CONTAINERS—0.4%
Ball Corp.+	6,198	433,674

MOVIES & ENTERTAINMENT—0.7%
Live Nation Entertainment, Inc.*,+	11,960	843,180

OIL & GAS EQUIPMENT & SERVICES—0.1%
Solaris Oilfield Infrastructure, Inc., Cl. A	8,931	95,026

OIL & GAS EXPLORATION & PRODUCTION—0.3%
Magnolia Oil & Gas Corp., Cl. A*,+	38,870	381,703

PACKAGED FOODS & MEATS—0.5%
Tyson Foods, Inc., Cl. A	7,272	602,049

PHARMACEUTICALS— 0.7%
Aerie Pharmaceuticals, Inc.*	8,090	179,517
Allergan PLC	3,745	659,532
		839,049
REAL ESTATE SERVICES—2.6%
FirstService Corp.+	36,580	3,193,800

REGIONAL BANKS—0.8%
Independent Bank Group, Inc.	830	44,380
Signature Bank	2,827	334,491
SVB Financial Group*	3,018	668,426
		1,047,297
RESTAURANTS—0.7%
Shake Shack, Inc., Cl. A*	5,896	485,123
Wingstop, Inc.	4,239	353,660
		838,783
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV	4,610	1,207,682
SolarEdge Technologies, Inc.*	5,542	470,848
		1,678,530
SEMICONDUCTORS—1.3%
Advanced Micro Devices, Inc.*,+	19,804	671,950
NVIDIA Corp.	3,389	681,257
Xilinx, Inc.	3,153	286,103
		1,639,310
SOFT DRINKS—0.7%
The Coca-Cola Co.	16,536	900,054

SPECIALTY STORES—0.2%
Tiffany & Co.	2,400	298,824

SYSTEMS SOFTWARE—2.9%
Microsoft Corp.+	16,205	2,323,310

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—80.0% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—2.9% (CONT.)
Proofpoint, Inc.*	3,985	$459,749
Rapid7, Inc.*	13,696	686,033
Zuora, Inc., Cl. A*	11,470	163,448
		3,632,540
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.3%
Apple, Inc.	12,839	3,193,829
Samsung Electronics Co., Ltd.	21,484	923,148
		4,116,977
THRIFTS & MORTGAGE FINANCE—0.0%
Axos Financial, Inc.*,+	1,755	50,983

TRADING COMPANIES & DISTRIBUTORS—0.4%
SiteOne Landscape Supply, Inc.*	5,777	508,723

WIRELESS TELECOMMUNICATION SERVICES—1.0%
T-Mobile US, Inc.*	15,095	1,247,753
TOTAL COMMON STOCKS (Cost $88,878,139)		99,352,405

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	26,941	154,911

BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	43,903
TOTAL PREFERRED STOCKS (Cost $364,284)		198,814

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Adolor Corp., CPR*,@,(a),(c)	49,870	—
Tolero CDR*,@,(a),(d)	126,108	407,329
		407,329
TOTAL RIGHTS (Cost $67,638)		407,329

REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
RESIDENTIAL—0.5%
Equity LifeStyle Properties, Inc.	9,098	636,314

SPECIALIZED—1.7%
Crown Castle International Corp.+	15,416	2,139,587
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,452,922)		2,775,901

PURCHASED OPTIONS—0.1%
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.1%
Accelearte Diagnosis, 11/15/19, 12.5*	$9,240	BNP Paribas	6	$180

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2019 (Continued)

PURCHASED OPTIONS—0.1% (CONT.)
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.1% (CONT.)
Accelearte Diagnosis, 11/15/19, 17.5*	$323,400	BNP Paribas	210	$63,000
Beyond Meat, Inc., 1/17/20, 135*	92,895	BNP Paribas	11	54,890
GTT Communications, Inc., 11/15/19, 5*	423,186	BNP Paribas	562	11,240
GTT Communications, Inc., 02/21/20, 7.5*	30,873	BNP Paribas	41	6,150
GTT Communications, Inc., 11/15/19, 10*	23,343	BNP Paribas	31	8,060
Seritage Growth Properties, 12/20/19, 30*	2,335,413	BNP Paribas	537	2,685
(Cost $313,460)				146,205
TOTAL PURCHASED OPTIONS (Cost $313,460)				146,205

Total Investments (Cost $92,076,443)			82.8%	$102,880,654
Affiliated Securities (Cost $186,381)				43,903
Unaffiliated Securities (Cost $91,890,062)				102,836,751
Securities Sold Short (Proceeds $43,549,557)			(34.2)%	(42,535,664)
Other Assets in Excess of Liabilities			51.4%	63,920,948
NET ASSETS			100.0%	$124,265,938

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.

(d)         Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
Palantir Technologies, Inc., Cl. A	10/7/14	42,985	0.05%	37,985	0.03%
Palantir Technologies, Inc., Cl. B	10/7/14	177,903	0.22%	154,911	0.12%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	43,903	0.04%
Tolero CDR	2/6/17	67,638	0.09%	407,329	0.33%
Total				$644,128	0.52%

+All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2019

COMMON STOCKS—(30.5)%	SHARES	VALUE
ADVERTISING—(0.5)%
Omnicom Group, Inc.	(7,661)	$(591,353)

AEROSPACE & DEFENSE—(0.4)%
Axon Enterprise, Inc.	(10,139)	(518,407)

AIR FREIGHT & LOGISTICS—(0.5)%
CH Robinson Worldwide, Inc.	(1,833)	(138,648)
Forward Air Corp.	(7,233)	(500,307)
		(638,955)
APPLICATION SOFTWARE—(1.7)%
Box, Inc., Cl. A	(11,197)	(189,453)
Ceridian HCM Holding, Inc.	(3,170)	(152,953)
Nuance Communications, Inc.	(17,683)	(288,587)
Nutanix, Inc., Cl. A	(1,595)	(46,606)
SAP SE#	(1,589)	(210,670)
ShotSpotter, Inc.	(2,131)	(43,046)
Slack Technologies, Inc., Cl. A	(10,415)	(229,130)
Splunk, Inc.	(5,102)	(612,036)
SS&C Technologies Holdings, Inc.	(6,036)	(313,932)
		(2,086,413)
ASSET MANAGEMENT & CUSTODY BANKS—0.0%
Sculptor Capital Management, Inc., Cl. A	(81)	(1,456)

AUTO PARTS & EQUIPMENT—(1.9)%
BorgWarner, Inc.	(5,804)	(241,911)
LCI Industries	(22,073)	(2,143,730)
		(2,385,641)
AUTOMOBILE MANUFACTURERS—(0.5)%
Tesla, Inc.	(1,974)	(621,652)

BIOTECHNOLOGY—(1.6)%
Flexion Therapeutics, Inc.	(88,792)	(1,524,559)
Intercept Pharmaceuticals, Inc.	(2,186)	(159,097)
Regeneron Pharmaceuticals, Inc.	(1,021)	(312,712)
		(1,996,368)
BUILDING PRODUCTS—(1.6)%
Patrick Industries, Inc.	(40,643)	(2,008,171)

COMMUNICATIONS EQUIPMENT—(1.2)%
F5 Networks, Inc.	(3,457)	(498,085)
Juniper Networks, Inc.	(13,277)	(329,535)
Ubiquiti, Inc.	(5,174)	(654,977)
		(1,482,597)
CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.3)%
Caterpillar, Inc.	(2,339)	(322,314)

CONSUMER ELECTRONICS—(0.5)%
Sonos, Inc.	(45,492)	(595,035)

DEPARTMENT STORES—0.0%
Sears Holdings Corp.	(4)	(1)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2019 (Continued)

COMMON STOCKS—(30.5)% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.0%
Arlo Technologies, Inc.	(1,563)	$(5,330)

FERTILIZERS & AGRICULTURAL CHEMICALS—(0.5)%
The Scotts Miracle-Gro Co.	(5,994)	(601,738)

HEALTHCARE EQUIPMENT—(1.0)%
Globus Medical, Inc., Cl. A	(4,744)	(248,443)
Hologic, Inc.	(2,888)	(139,519)
SPDR S&P Health Care Equipment ETF	(10,731)	(846,998)
		(1,234,960)
HEALTHCARE TECHNOLOGY—0.0%
Castlight Health, Inc., Cl. B	(7,950)	(12,005)

HOME FURNISHINGS—(1.6)%
La-Z-Boy, Inc.	(9,783)	(347,394)
Leggett & Platt, Inc.	(31,174)	(1,599,226)
		(1,946,620)
HOMEFURNISHING RETAIL—(0.3)%
Williams-Sonoma, Inc.	(6,290)	(420,109)

HOUSEHOLD APPLIANCES—(0.2)%
iRobot Corp.	(5,154)	(247,701)

INDUSTRIAL MACHINERY—(1.1)%
Actuant Corp., Cl. A	(52,721)	(1,305,899)

INTERACTIVE MEDIA & SERVICES—(0.5)%
Baidu, Inc.#	(2,931)	(298,522)
Snap, Inc., Cl. A	(24,886)	(374,783)
Zillow Group, Inc., Cl. A	(238)	(7,709)
Zillow Group, Inc., Cl. C	(927)	(30,192)
		(711,206)
INTERNET & DIRECT MARKETING RETAIL—(1.0)%
Blue Apron Holdings, Inc., Cl. A	(796)	(5,699)
PetMed Express, Inc.	(592)	(13,862)
Shutterstock, Inc.	(13,419)	(544,543)
Stamps.com, Inc.	(4,095)	(345,741)
Stitch Fix, Inc., Cl. A	(1,618)	(36,988)
The RealReal, Inc.	(11,766)	(271,912)
		(1,218,745)
INTERNET SERVICES & INFRASTRUCTURE—(1.4)%
GTT Communications, Inc.	(225,523)	(1,698,188)

IT CONSULTING & OTHER SERVICES—(0.7)%
Cognizant Technology Solutions Corp., Cl. A	(7,139)	(435,051)
Infosys Ltd.#	(15,007)	(143,917)
International Business Machines Corp.	(2,086)	(278,961)
		(857,929)
LIFE SCIENCES TOOLS & SERVICES—(0.6)%
Accelerate Diagnostics, Inc.	(22)	(339)
Waters Corp.	(3,466)	(733,475)
		(733,814)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2019 (Continued)

COMMON STOCKS—(30.5)% (CONT.)	SHARES	VALUE
MANAGED HEALTHCARE—(0.3)%
Anthem, Inc.	(1,206)	$(324,510)

OIL & GAS DRILLING—(0.2)%
Valaris PLC, Cl. A	(52,628)	(216,301)

PACKAGED FOODS & MEATS—(0.8)%
McCormick & Co., Inc.	(2,873)	(461,662)
The Hain Celestial Group, Inc.	(7,493)	(177,135)
The Hershey Co.	(2,594)	(380,981)
		(1,019,778)
PHARMACEUTICALS—(1.0)%
Bausch Health Cos., Inc.	(49,301)	(1,224,637)

PROPERTY & CASUALTY INSURANCE—(1.0)%
HCI Group, Inc.	(19,825)	(833,641)
Universal Insurance Holdings, Inc.	(15,137)	(410,364)
		(1,244,005)
REAL ESTATE SERVICES—(1.2)%
Redfin Corp.	(88,536)	(1,539,641)

REGIONAL BANKS—(2.4)%
Great Western Bancorp, Inc.	(39,919)	(1,391,976)
Howard Bancorp, Inc.	(39,471)	(662,323)
Southside Bancshares, Inc.	(28,082)	(967,425)
		(3,021,724)
RESTAURANTS—(0.1)%
YUM! Brands, Inc.	(1,809)	(183,993)

SEMICONDUCTOR EQUIPMENT—(0.4)%
Entegris, Inc.	(9,773)	(469,104)

SEMICONDUCTORS—(0.8)%
Intel Corp.	(5,698)	(322,108)
Monolithic Power Systems, Inc.	(915)	(137,177)
Semtech Corp.	(4,396)	(221,822)
Texas Instruments, Inc.	(2,661)	(313,971)
		(995,078)
SPECIALTY CHEMICALS—(0.3)%
International Flavors & Fragrances, Inc.	(3,326)	(405,805)

SPECIALTY STORES—0.0%
Ulta Beauty, Inc.	(186)	(43,366)

SYSTEMS SOFTWARE—(0.9)%
Fortinet, Inc.	(4,157)	(339,045)
Palo Alto Networks, Inc.	(1,813)	(412,258)
VMware, Inc., Cl. A	(2,352)	(372,251)
		(1,123,554)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.4)%
Seagate Technology PLC	(8,204)	(476,078)

TRADING COMPANIES & DISTRIBUTORS—(0.9)%
Fastenal Co.	(12,998)	(467,148)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2019 (Continued)

COMMON STOCKS—(30.5)% (CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—(0.9)% (CONT.)
WW Grainger, Inc.	(1,922)	$(593,590)
		(1,060,738)
TRUCKING—(0.2)%
Landstar System, Inc.	(2,596)	(293,737)

TOTAL COMMON STOCKS (Proceeds $38,304,024)		(37,884,656)

REAL ESTATE INVESTMENT TRUST—(3.7)%	SHARES	VALUE
RETAIL—(3.6)%
CBL & Associates Properties, Inc.	(13,748)	(19,797)
Pennsylvania Real Estate Investment Trust	(76,577)	(422,705)
Seritage Growth Properties, Cl. A	(55,743)	(2,424,263)
Tanger Factory Outlet Centers, Inc.	(38,161)	(615,155)
Washington Prime Group, Inc.	(238,631)	(1,007,023)
		(4,488,943)
SPECIALIZED—(0.1)%
Iron Mountain, Inc.	(4,941)	(162,065)
TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds $5,245,533)		(4,651,008)
Total Securities Sold Short (Proceeds $43,549,557)		$(42,535,664)

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—97.6%	SHARES	VALUE
ARGENTINA—1.4%
APPLICATION SOFTWARE—1.1%
Globant SA*	2,828	$263,739

INTERNET & DIRECT MARKETING RETAIL—0.3%
MercadoLibre, Inc.*	134	69,884
TOTAL ARGENTINA (Cost $235,752)		333,623

BRAZIL—14.6%
AIRLINES—1.0%
Azul SA*	17,400	227,921

DEPARTMENT STORES—1.4%
Lojas Renner SA	25,450	322,132

DIVERSIFIED BANKS—1.6%
Banco do Brasil SA	15,300	183,737
Itau Unibanco Holding SA	22,750	205,570
		389,307
EDUCATION SERVICES—3.9%
Afya Ltd., Cl.A*	12,453	336,231
Arco Platform Ltd., Cl. A*	14,177	588,346
		924,577
FINANCIAL EXCHANGES & DATA—1.7%
B3 SA - Brasil Bolsa Balcao	32,700	394,569

MANAGED HEALTHCARE—1.1%
Notre Dame Intermedica Participacoes SA	16,791	251,268

PACKAGED FOODS & MEATS—0.5%
BRF SA*	13,600	120,448

REINSURANCE—2.1%
IRB Brasil Resseguros SA	52,200	491,991

TRUCKING—1.3%
Localiza Rent a Car SA	28,300	304,775
TOTAL BRAZIL (Cost $2,668,557)		3,426,988

CHILE—1.1%
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Geopark Ltd.*	13,629	248,593
(Cost $136,381)

CHINA—31.5%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Shenzhou International Group Holdings Ltd.	17,900	247,357

APPLICATION SOFTWARE—0.6%
Beijing Thunisoft Corp., Ltd., Cl. A	44,958	140,610

DISTILLERS & VINTNERS—1.1%
Kweichow Moutai Co., Ltd., Cl. A	1,500	250,757

DIVERSIFIED BANKS—3.9%
China Construction Bank Corp., Cl. H	587,700	470,913
China Merchants Bank Co., Ltd.	64,000	305,234

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
CHINA—31.5% (CONT.)
DIVERSIFIED BANKS—3.9% (CONT.)
Ping An Bank Co., Ltd., Cl. A	64,700	$149,123
		925,270
EDUCATION SERVICES—1.9%
New Oriental Education & Technology Group, Inc.#,*	3,700	451,622

ELECTRONIC COMPONENTS—0.5%
Sunny Optical Technology Group Co., Ltd.	7,000	112,519

FOOTWEAR—1.4%
ANTA Sports Products Ltd.	33,900	331,618

GAS UTILITIES—1.1%
ENN Energy Holdings Ltd.	22,600	257,837

HOUSEHOLD APPLIANCES—0.6%
Midea Group Co., Ltd., Cl. A	17,059	134,195

INTEGRATED OIL & GAS—0.7%
PetroChina Co., Ltd., Cl. H	324,000	158,004

INTERACTIVE MEDIA & SERVICES—5.2%
Tencent Holdings Ltd.	29,807	1,209,074

INTERNET & DIRECT MARKETING RETAIL—7.5%
Alibaba Group Holding Ltd.#,*	7,908	1,397,106
Baozun, Inc.#,*	1,470	63,974
Meituan Dianping, Cl. B*	13,100	156,261
Vipshop Holdings Ltd.#,*	12,131	139,992
		1,757,333
LIFE & HEALTH INSURANCE—2.5%
Ping An Insurance Group Co., of China Ltd., Cl. H	50,532	583,237

LIFE SCIENCES TOOLS & SERVICES—0.8%
Wuxi Biologics Cayman, Inc.*	17,000	199,778

PACKAGED FOODS & MEATS—1.1%
China Mengniu Dairy Co., Ltd.*	67,000	267,115

PHARMACEUTICALS—0.8%
Jiangsu Hengrui Medicine Co., Ltd., Cl. A	13,816	177,928

REAL ESTATE DEVELOPMENT—0.8%
Longfor Group Holdings Ltd.	45,500	188,834

TOTAL CHINA (Cost $4,953,645)		7,393,088

COLOMBIA—0.6%
DIVERSIFIED BANKS—0.6%
Bancolombia SA#	2,820	146,302
(Cost $136,118)

CYPRUS—1.9%
DIVERSIFIED BANKS—1.9%
TCS Group Holding PLC(a)	23,500	447,323
(Cost $428,472)

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
GREECE—1.1%
SPECIALTY STORES—1.1%
JUMBO SA	13,000	$253,260
(Cost $238,393)

INDIA—9.0%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Titan Co., Ltd.	13,197	247,525

CONSUMER FINANCE—1.9%
Manappuram Finance Ltd.	183,000	437,674

DIVERSIFIED BANKS—2.6%
HDFC Bank Ltd.	26,566	459,826
ICICI Bank Ltd.	24,147	157,726
		617,552
OIL & GAS REFINING & MARKETING—1.9%
Reliance Industries Ltd.	21,483	442,700

RESTAURANTS—1.0%
Jubilant Foodworks Ltd.	10,096	226,617

TOBACCO—0.6%
ITC Ltd.	36,043	130,991
TOTAL INDIA (Cost $1,295,591)		2,103,059

INDONESIA—2.7%
DEPARTMENT STORES—0.7%
Mitra Adiperkasa Tbk PT	2,395,200	170,610

DIVERSIFIED BANKS—1.5%
Bank Central Asia Tbk PT	159,300	356,565

HOME IMPROVEMENT RETAIL—0.5%
Ace Hardware Indonesia Tbk PT	854,800	102,878
TOTAL INDONESIA (Cost $426,941)		630,053

MALAYSIA—0.8%
HEALTHCARE FACILITIES—0.8%
IHH Healthcare Bhd	136,394	185,890
(Cost $187,864)

MEXICO—0.7%
INDUSTRIAL CONGLOMERATES—0.7%
Alfa SAB de CV, Cl. A	189,200	164,641
(Cost $168,818)

PERU—1.0%
DIVERSIFIED BANKS—1.0%
Credicorp Ltd.	1,152	246,574
(Cost $244,877)

PHILIPPINES—0.8%
DIVERSIFIED BANKS—0.8%
Bank of the Philippine Islands	100,910	192,654
(Cost $178,422)

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
POLAND—1.1%
FOOD RETAIL—1.1%
Dino Polska SA*	6,340	$247,067
(Cost $158,917)

RUSSIA—4.5%
DIVERSIFIED BANKS—1.2%
Sberbank of Russia PJSC#	18,885	278,106

INTEGRATED OIL & GAS—1.4%
LUKOIL PJSC#	3,577	329,632

INTERACTIVE MEDIA & SERVICES—1.9%
Yandex NV, Cl. A*	13,150	439,079
TOTAL RUSSIA (Cost $1,017,727)		1,046,817

SOUTH AFRICA—1.1%
DIVERSIFIED BANKS—1.1%
Capitec Bank Holdings Ltd.	2,833	257,530
(Cost $130,054)

SOUTH KOREA—11.5%
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Fila Korea Ltd.	4,187	205,400

DEPARTMENT STORES—0.8%
Shinsegae, Inc.	869	175,091

DIVERSIFIED BANKS—0.9%
Shinhan Financial Group Co., Ltd.	5,760	208,649

ELECTRONIC COMPONENTS—0.8%
Samsung SDI Co., Ltd.	988	191,685

INTERACTIVE MEDIA & SERVICES—1.9%
Kakao Corp.	2,170	261,807
NAVER Corp.	1,308	183,353
		445,160
PACKAGED FOODS & MEATS—0.8%
Orion Corp.	2,197	198,449

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.4%
Samsung Electronics Co., Ltd.	29,613	1,272,443
TOTAL SOUTH KOREA (Cost $2,608,512)		2,696,877

TAIWAN—10.0%
CONSTRUCTION MATERIALS—0.8%
Taiwan Cement Corp.	149,376	197,944

ELECTRONIC COMPONENTS—1.4%
Largan Precision Co., Ltd.	2,200	322,207

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
Chroma ATE, Inc.	24,000	119,106

HEALTHCARE SUPPLIES—0.5%
Ginko International Co., Ltd.	22,000	131,073

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
TAIWAN—10.0% (CONT.)
SEMICONDUCTORS—6.2%
MediaTek, Inc.	10,000	$133,297
Taiwan Semiconductor Manufacturing Co., Ltd.	124,000	1,212,884
Win Semiconductors Corp.	10,000	103,892
		1,450,073
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.6%
Catcher Technology Co., Ltd.	16,000	135,362

TOTAL TAIWAN (Cost $2,116,739)		2,355,765

THAILAND—1.2%
OIL & GAS EXPLORATION & PRODUCTION—0.6%
PTT Exploration & Production PCL	36,200	144,444

PACKAGED FOODS & MEATS—0.6%
Charoen Pokphand Foods PCL	159,000	133,033
TOTAL THAILAND (Cost $314,350)		277,477

UNITED STATES—1.0%
IT CONSULTING & OTHER SERVICES—1.0%
EPAM Systems, Inc.*	1,300	228,748
(Cost $246,726)

TOTAL COMMON STOCKS (Cost $17,892,856)		22,882,329
Total Investments (Cost $17,892,856)	97.6%	$22,882,329
Unaffiliated Securities (Cost $17,892,856)		22,882,329
Other Assets in Excess of Liabilities	2.4%	570,961
NET ASSETS	100.0%	$23,453,290

#            American Depositary Receipts.

(a)    Global Depositary Receipts.

*            Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—95.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
Hexcel Corp.	6,950	$518,609
The Boeing Co.	1,603	544,876
		1,063,485
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Levi Strauss & Co., Cl. A	24,919	444,057
Lululemon Athletica, Inc.*	3,139	641,203
PVH Corp.	3,243	282,660
		1,367,920
APPLICATION SOFTWARE—8.5%
Adobe, Inc.*	6,511	1,809,602
Autodesk, Inc.*	4,848	714,401
salesforce.com, Inc.*	17,208	2,692,880
		5,216,883
AUTO PARTS & EQUIPMENT—1.0%
Aptiv PLC	7,044	630,790

BIOTECHNOLOGY—2.6%
Sarepta Therapeutics, Inc.*	4,442	368,953
Vertex Pharmaceuticals, Inc.*	6,148	1,201,811
		1,570,764
BUILDING PRODUCTS—1.1%
Allegion PLC	5,588	648,432

COMMUNICATIONS EQUIPMENT—1.2%
Cisco Systems, Inc.	15,748	748,187

DATA PROCESSING & OUTSOURCED SERVICES—6.4%
PayPal Holdings, Inc.*	8,823	918,474
Visa, Inc., Cl. A	16,705	2,987,857
		3,906,331
DIVERSIFIED BANKS—1.3%
Citigroup, Inc.	4,521	324,879
JPMorgan Chase & Co.	3,626	452,960
		777,839
EDUCATION SERVICES—0.5%
Bright Horizons Family Solutions, Inc.*	1,994	296,149

ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	1,477	352,028

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	1,902	327,125

ENVIRONMENTAL & FACILITIES SERVICES—1.1%
Tetra Tech, Inc.	8,018	701,334

FINANCIAL EXCHANGES & DATA—1.3%
S&P Global, Inc.	3,160	815,248

FOOD RETAIL—0.4%
The Kroger Co.	10,029	247,115

FOOTWEAR—1.1%
NIKE, Inc., Cl. B	7,248	649,058

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—1.1%
Edwards Lifesciences Corp.*	1,585	$377,832
Tandem Diabetes Care, Inc.*	4,348	267,750
		645,582
HEALTHCARE SERVICES—1.0%
Cigna Corp.	3,512	626,752

HOME IMPROVEMENT RETAIL—2.9%
The Home Depot, Inc.	7,586	1,779,524

HOUSEHOLD PRODUCTS—2.1%
The Procter & Gamble Co.	10,255	1,276,850

INDUSTRIAL CONGLOMERATES—3.1%
Honeywell International, Inc.	10,839	1,872,220

INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	3,038	647,884

INDUSTRIAL MACHINERY—2.0%
Woodward, Inc.	4,802	512,181
Xylem, Inc.	9,025	692,128
		1,204,309
INTERACTIVE HOME ENTERTAINMENT—0.5%
Electronic Arts, Inc.*	3,336	321,590

INTERACTIVE MEDIA & SERVICES—7.6%
Alphabet, Inc., Cl. A*	1,482	1,865,541
Alphabet, Inc., Cl. C*	927	1,168,122
Facebook, Inc., Cl. A*	8,550	1,638,608
		4,672,271
INTERNET & DIRECT MARKETING RETAIL—8.7%
Amazon.com, Inc.*	2,917	5,182,518
Etsy, Inc.*	2,993	133,159
		5,315,677
INVESTMENT BANKING & BROKERAGE—1.2%
Morgan Stanley	15,491	713,361

IT CONSULTING & OTHER SERVICES—1.2%
Accenture PLC, Cl. A	3,984	738,713

LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	1,674	388,987

LIFE SCIENCES TOOLS & SERVICES—1.0%
Agilent Technologies, Inc.	4,610	349,207
Illumina, Inc.*	886	261,831
		611,038
MANAGED HEALTHCARE—1.0%
Humana, Inc.	1,990	585,458

METAL & GLASS CONTAINERS—0.9%
Ball Corp.	8,031	561,929

MOVIES & ENTERTAINMENT—0.9%
The Walt Disney Co.	4,440	576,845

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—3.6%
Bristol-Myers Squibb Co.	11,447	$656,714
Merck & Co., Inc.	10,929	947,107
Zoetis, Inc., Cl. A	4,902	627,064
		2,230,885
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	8,642	602,347

SEMICONDUCTOR EQUIPMENT—2.1%
ASML Holding NV	589	154,300
Lam Research Corp.	4,234	1,147,584
		1,301,884
SEMICONDUCTORS—2.4%
Broadcom, Inc.	1,750	512,488
NVIDIA Corp.	2,456	493,705
Taiwan Semiconductor Manufacturing Co., Ltd.#	9,223	476,183
		1,482,376
SOFT DRINKS—1.5%
PepsiCo, Inc.	6,849	939,477

SYSTEMS SOFTWARE—10.9%
Microsoft Corp.	46,614	6,683,050

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Apple, Inc.	13,024	3,239,850
TOTAL COMMON STOCKS (Cost $28,852,048)		58,337,547

REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
INDUSTRIAL—0.5%
Prologis, Inc.	3,602	316,112
SPECIALIZED—2.0%
Equinix, Inc.	1,564	886,444
SBA Communications Corp., Cl. A	1,356	326,321
		1,212,765
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,139,181)		1,528,877
Total Investments (Cost $29,991,229)	97.7%	$59,866,424
Unaffiliated Securities (Cost $29,991,229)		59,866,424
Other Assets in Excess of Liabilities	2.3%	1,403,197
NET ASSETS	100.0%	$61,269,621

# American Depositary Receipts.

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2019

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$6,520,902,193	$102,836,751
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,086,733	43,903
Cash and cash equivalents	42,601,700	16,448,278
Collateral held for short sales	120,417,015	49,035,950
Receivable for investment securities sold	70,299,646	965,444
Receivable for shares of beneficial interest sold	4,446,303	116,910
Dividends and interest receivable	1,617,553	10,585
Receivable from Investment Manager	1,697	26,110
Prepaid expenses	224,759	54,576
Total Assets	6,763,597,599	169,538,507

LIABILITIES:
Securities sold short, at value ‡	440,417,164	42,535,664
Payable for investment securities purchased	47,513,346	2,179,300
Payable for shares of beneficial interest redeemed	9,313,823	291,494
Due to broker	171,917,716	—
Accrued investment advisory fees	3,900,581	127,991
Accrued transfer agent fees	1,153,507	20,127
Accrued distribution fees	965,190	12,743
Accrued administrative fees	139,944	2,933
Accrued shareholder administrative fees	61,260	1,278
Accrued trustee fees	17,511	357
Dividends payable	217,085	29,116
Accrued other expenses	567,588	71,566
Total Liabilities	676,184,715	45,272,569
NET ASSETS	$6,087,412,884	$124,265,938

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,770,059,287	110,226,488
Distributable earnings	2,317,353,597	14,039,450
NET ASSETS	$6,087,412,884	$124,265,938

* Identified cost	$4,560,599,337	(a)	$91,890,062	(b)
** Identified cost	$13,104,054	(a)	$186,381	(b)
‡ Proceeds received on short sales	$448,487,287		$43,549,557

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2019 (Continued)

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
NET ASSETS BY CLASS:
Class A	$1,222,284,882	$32,011,429
Class C	$681,791,633	$7,070,737
Class I	$656,990,498	$—
Class Y	$43,750,155	$—
Class Z	$3,482,595,716	$85,183,772

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	54,296,677	2,301,573
Class C	33,753,573	549,479
Class I	28,855,380	—
Class Y	1,881,120	—
Class Z	149,824,659	5,955,707

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.51	$13.91
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.76	$14.67
Class C — Net Asset Value Per Share Class C	$20.20	$12.87
Class I — Net Asset Value Per Share Class I	$22.77	$—
Class Y — Net Asset Value Per Share Class Y	$23.26	$—
Class Z — Net Asset Value Per Share Class Z	$23.24	$14.30

See Notes to Financial Statements.

(a)     At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,188,422,808, amounted to $1,895,148,954 which consisted of aggregate gross unrealized appreciation of $2,005,385,652 and aggregate gross unrealized depreciation of $110,236,698.

(b)     At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $50,210,487, amounted to $10,134,503 which consisted of aggregate gross unrealized appreciation of $16,258,695 and aggregate gross unrealized depreciation of $6,124,192.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$22,882,329	$59,866,424
Cash and cash equivalents	332	1,577,524
Foreign cash †	371,217	—
Receivable for investment securities sold	672,370	—
Receivable for shares of beneficial interest sold	637	37,537
Dividends and interest receivable	19,611	34,880
Receivable from Investment Manager	10,146	—
Prepaid expenses	77,921	77,883
Total Assets	24,034,563	61,594,248

LIABILITIES:
Payable for investment securities purchased	395,742	—
Payable for shares of beneficial interest redeemed	22,133	204,232
Payable for interfund loans	60,530	—
Accrued investment advisory fees	14,865	36,339
Due to Investment Manager	—	1,926
Accrued transfer agent fees	8,517	22,142
Accrued distribution fees	3,718	12,956
Accrued administrative fees	545	1,407
Accrued shareholder administrative fees	235	704
Accrued trustee fees	69	174
Accrued other expenses	74,919	44,747
Total Liabilities	581,273	324,627
NET ASSETS	$23,453,290	$61,269,621

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	25,524,425	26,944,007
Distributable earnings (Distributions in excess of earnings)	(2,071,135)	34,325,614
NET ASSETS	$23,453,290	$61,269,621

* Identified cost	$17,892,856	(a)	$29,991,229	(b)
† Cost of foreign cash	$370,140		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund
NET ASSETS BY CLASS:
Class A	$3,942,255	$29,932,415
Class C	$2,782,236	$5,368,653
Class I	$2,636,022	$10,213,346
Class Y	$3,039	$—
Class Z	$14,089,738	$15,755,207

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	402,283	2,629,681
Class C	297,541	527,581
Class I	270,853	899,005
Class Y	309	—
Class Z	1,427,469	1,363,935

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.80	$11.38
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.34	$12.01
Class C — Net Asset Value Per Share Class C	$9.35	$10.18
Class I — Net Asset Value Per Share Class I	$9.73	$11.36
Class Y — Net Asset Value Per Share Class Y	$9.83	$—
Class Z — Net Asset Value Per Share Class Z	$9.87	$11.55

See Notes to Financial Statements.

(a)     At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $19,518,075, amounted to $3,364,254 which consisted of aggregate gross unrealized appreciation of $5,437,351 and aggregate gross unrealized depreciation of $2,073,097.

(b)     At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,065,034, amounted to $29,801,390 which consisted of aggregate gross unrealized appreciation of $30,294,424 and aggregate gross unrealized depreciation of $493,034.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2019

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$56,621,150	$646,872
Interest	916,684	392,305
Other income	—	117,091
Total Income	57,537,834	1,156,268

EXPENSES:
Investment advisory fees — Note 3(a)	45,727,464	1,324,031
Distribution fees — Note 3(c)
Class A	3,010,280	72,480
Class C	7,106,672	71,992
Class I	1,775,016	—
Shareholder administrative fees — Note 3(f)	721,578	13,386
Administration fees — Note 3(b)	1,642,072	30,342
Dividends on securities sold short	5,028,374	726,608
Custodian fees	237,585	89,180
Interest expenses	380,788	463
Borrowing fees on short sales	2,364,907	—
Transfer agent fees — Note 3(f)	2,592,362	51,029
Printing fees	539,949	11,445
Professional fees	212,395	47,115
Registration fees	202,191	60,174
Trustee fees — Note 3(g)	209,839	3,994
Fund accounting fees	794,476	24,900
Accrued taxes	599	599
Other expenses	395,701	22,000
Total Expenses	72,942,248	2,549,738
Less, expense reimbursements/waivers — Note 3(a)	(14,661)	(323,130)
Net Expenses	72,927,587	2,226,608
NET INVESTMENT LOSS	(15,389,753)	(1,070,340)

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2019 (Continued)

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased options	444,837,158	5,660,858
Net realized (loss) on foreign currency transactions	(107,049)	(591)
Net realized (loss) on short sales	(33,641,348)	(1,535,420)
Net change in unrealized appreciation on unaffiliated investments and purchased options	437,317,909	313,107
Net change in unrealized (depreciation) on affiliated investments	(6,056,985)	(86,150)
Net change in unrealized (depreciation) on foreign currency	—	(3,724)
Net change in unrealized (depreciation) on short sales	(2,925,821)	(1,713,425)
Net realized and unrealized gain on investments, options and foreign currency	839,423,864	2,634,655
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$824,034,111	$1,564,315

* Foreign withholding taxes	$62,206	$8,645

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2019 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$528,428	$705,307
Interest	7,645	29,316
Total Income	536,073	734,623
EXPENSES:
Investment advisory fees — Note 3(a)	220,043	423,408
Distribution fees — Note 3(c)
Class A	10,750	72,989
Class C	30,258	57,499
Class I	13,120	26,556
Shareholder administrative fees — Note 3(f)	3,408	8,235
Administration fees — Note 3(b)	8,068	16,400
Custodian fees	105,434	45,140
Interest expenses	3,484	—
Transfer agent fees — Note 3(f)	27,738	53,076
Printing fees	1,603	6,850
Professional fees	39,980	35,502
Registration fees	80,549	60,449
Trustee fees — Note 3(g)	1,097	2,114
Fund accounting fees	19,381	22,265
Accrued taxes	31,520	599
Other expenses	8,852	7,879
Total Expenses	605,285	838,961
Less, expense reimbursements/waivers — Note 3(a)	(234,962)	(44,061)
Net Expenses	370,323	794,900
NET INVESTMENT INCOME (LOSS)	165,750	(60,277)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(1,227,186)	4,598,479
Net realized (loss) on foreign currency transactions	(38,207)	—
Net change in unrealized appreciation on unaffiliated investments	4,729,294	3,556,599
Net change in unrealized appreciation on foreign currency	2,052	—
Net realized and unrealized gain on investments and foreign currency	3,465,953	8,155,078
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,631,703	$8,094,801

* Foreign withholding taxes	$69,556	$3,308

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(15,389,753)	$(13,881,524)
Net realized gain on investments and foreign currency	411,088,761	648,147,094
Net change in unrealized appreciation (depreciation) on investments and foreign currency	428,335,103	(116,381,825)
Net increase in net assets resulting from operations	824,034,111	517,883,745

Dividends and distributions to shareholders:
Class A	(118,833,482)	(83,234,679)
Class C	(78,827,194)	(47,913,069)
Class I	(72,669,514)	(45,052,258)
Class Y	(9,454)	—
Class Z	(313,995,807)	(165,844,677)
Total dividends and distributions to shareholders	(584,335,451)	(342,044,683)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(31,248,291)	(503,100,053)
Class C	(59,874,209)	(51,603,295)
Class I	(144,552,932)	(32,462,573)
Class Y	41,650,111	—
Class Z	87,428,210	500,562,954
Net decrease from shares of beneficial interest transactions - Note 6	(106,597,111)	(86,602,967)
Total increase	133,101,549	89,236,095

Net Assets:
Beginning of period	5,954,311,335	5,865,075,240
END OF PERIOD	$6,087,412,884	$5,954,311,335

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(1,070,340)	$(1,753,076)
Net realized gain on investments, options, escrow receivable and foreign currency	4,124,847	1,625,456
Net change in unrealized appreciation (depreciation) on investments, options, escrow receivable and foreign currency	(1,490,192)	2,368,933
Net increase in net assets resulting from operations	1,564,315	2,241,313

Dividends and distributions to shareholders:
Class A	(523,774)	(1,740,187)
Class C	(125,176)	(430,864)
Class Z	(1,153,503)	(2,999,573)
Total dividends and distributions to shareholders	(1,802,453)	(5,170,624)

Increase from shares of beneficial interest transactions:
Class A	2,495,162	1,586,054
Class C	216,902	591,208
Class Z	16,379,981	22,198,048
Net increase from shares of beneficial interest transactions - Note 6	19,092,045	24,375,310
Total increase	18,853,907	21,445,999

Net Assets:
Beginning of period	105,412,031	83,966,032
END OF PERIOD	$124,265,938	$105,412,031

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment income	$165,750	$111,809
Net realized gain (loss) on investments and foreign currency	(1,265,393)	377,465
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,731,346	(12,021,071)
Net increase (decrease) in net assets resulting from operations	3,631,703	(11,531,797)

Dividends and distributions to shareholders:
Class A	(89,696)	(280,683)
Class C	(40,007)	(117,567)
Class I	(333,329)	(829,119)
Class Y	(123,498)	(191,397)
Class Y-2	—	(5,738)
Class Z	(536,603)	(1,053,169)
Total dividends and distributions to shareholders	(1,123,133)	(2,477,673)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(920,313)	(1,124,525)
Class C	(536,601)	342,430
Class I	(12,029,866)	(3,832,789)
Class Y	(4,052,454)	191,397
Class Y-2	—	(110,096)
Class Z	(6,838,696)	(2,999,138)
Net decrease from shares of beneficial interest transactions - Note 6	(24,377,930)	(7,532,721)
Total decrease	(21,869,360)	(21,542,191)

Net Assets:
Beginning of period	45,322,650	66,864,841
END OF PERIOD	$23,453,290	$45,322,650

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(60,277)	$(97,660)
Net realized gain on investments	4,598,479	3,621,473
Net change in unrealized appreciation on investments	3,556,599	1,278,614
Net increase in net assets resulting from operations	8,094,801	4,802,427

Dividends and distributions to shareholders:
Class A	(1,758,825)	(4,311,705)
Class C	(399,296)	(879,831)
Class I	(691,198)	(1,772,826)
Class Z	(793,174)	(1,504,625)
Total dividends and distributions to shareholders	(3,642,493)	(8,468,987)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,959,360)	(2,407,756)
Class C	(1,106,433)	373,401
Class I	(2,735,234)	(43,419)
Class Z	1,311,745	4,839,846
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(4,489,282)	2,762,072
Total decrease	(36,974)	(904,488)

Net Assets:
Beginning of period	61,306,595	62,211,083
END OF PERIOD	$61,269,621	$61,306,595

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$21.94		$21.41		$16.91		$18.45		$19.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)		(0.06)		(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	2.84		1.85		4.86		(0.03)		1.74
Total from investment operations	2.77		1.79		4.84		(0.04)		1.70
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$22.51		$21.94		$21.41		$16.91		$18.45
Total return(ii)	14.82%		8.75%		29.19%		(0.36)%		9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,222,285		$1,208,421		$1,662,441		$1,635,495		$2,243,901
Ratio of gross expenses to average net assets	1.31	%(iii)	1.27	%(iv)	1.28	%(v)	1.31	%(vi)	1.34	%(vii)
Ratio of net expenses to average net assets	1.31%		1.27%		1.28%		1.31%		1.34%
Ratio of net investment loss to average net assets	(0.35)%		(0.29)%		(0.13)%		(0.05)%		(0.24)%
Portfolio turnover rate	86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)               Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)           Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)       Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$20.06		$19.82		$15.80		$17.46		$18.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)		(0.21)		(0.15)		(0.13)		(0.18)
Net realized and unrealized gain (loss) on investments	2.55		1.71		4.51		(0.03)		1.67
Total from investment operations	2.34		1.50		4.36		(0.16)		1.49
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$20.20		$20.06		$19.82		$15.80		$17.46
Total return(ii)	13.97%		7.95%		28.18%		(1.12)%		8.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$681,792		$727,681		$765,136		$815,694		$899,108
Ratio of gross expenses to average net assets	2.07	%(iii)	2.01	%(iv)	2.04	%(v)	2.07	%(vi)	2.11	%(vii)
Ratio of net expenses to average net assets	2.07%		2.01%		2.04%		2.07%		2.11%
Ratio of net investment loss to average net assets	(1.10)%		(1.04)%		(0.89)%		(0.82)%		(1.01)%
Portfolio turnover rate	86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)               Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)           Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)       Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$22.16		$21.61		$17.06		$18.60		$19.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)		(0.06)		(0.02)		(0.01)		(0.05)
Net realized and unrealized gain (loss) on investments	2.88		1.87		4.91		(0.03)		1.76
Total from investment operations	2.81		1.81		4.89		(0.04)		1.71
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$22.77		$22.16		$21.61		$17.06		$18.60
Total return(ii)	14.85%		8.76%		29.23%		(0.35)%		9.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$656,990		$776,443		$791,060		$1,222,783		$1,251,395
Ratio of gross expenses to average net assets	1.30	%(iii)	1.25	%(iv)	1.27	%(v)	1.29	%(vi)	1.35	%(vii)
Ratio of net expenses to average net assets	1.30%		1.25%		1.27%		1.29%		1.35%
Ratio of net investment loss to average net assets	(0.33)%		(0.28)%		(0.09)%		(0.05)%		(0.25)%
Portfolio turnover rate	86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)               Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)           Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)       Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Class Y
From 12/3/18
(commencement
of operations) to
Alger Spectra Fund	10/31/2019(i)
Net asset value, beginning of period	$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)
Net realized and unrealized gain on investments	2.20
Total from investment operations	2.17
Distributions from net realized gains	(2.20)
Net asset value, end of period	$23.26
Total return(iii)	11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$43,750
Ratio of gross expenses to average net assets	1.03 (iv)
Ratio of expense reimbursements to average net assets	(0.09)%
Ratio of net expenses to average net assets	0.94%
Ratio of net investment loss to average net assets	(0.14)%
Portfolio turnover rate	86.54%

See Notes to Financial Statements.

(i)                      Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)                  Amount was computed based on average shares outstanding during the period.

(iii)              Does not reflect the effect of sales charges, if applicable.

(iv)                Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$22.51		$21.87		$17.21		$18.70		$19.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)		—	(ii)	0.03		0.04		0.01
Net realized and unrealized gain (loss) on investments	2.94		1.90		4.97		(0.03)		1.77
Total from investment operations	2.93		1.90		5.00		0.01		1.78
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$23.24		$22.51		$21.87		$17.21		$18.70
Total return(iii)	15.18%		9.09%		29.62%		(0.06)%		9.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,482,596		$3,241,767		$2,646,438		$1,502,388		$1,193,803
Ratio of gross expenses to average net assets	0.99	%(iv)	0.94	%(v)	0.96	%(vi)	0.99	%(vii)	1.04	%(viii)
Ratio of net expenses to average net assets	0.99%		0.94%		0.96%		0.99%		1.04%
Ratio of net investment income (loss) to average net assets	(0.03)%		0.02%		0.17%		0.26%		0.06%
Portfolio turnover rate	86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial  Statements.

(i)                  Amount was computed based on average shares outstanding during the period.

(ii)               Amount was less than $0.005 per share.

(iii)            Does not reflect the effect of sales charges, if applicable.

(iv)             Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(v)                Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)             Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)          Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)       Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$13.73		$14.10		$11.63		$12.48		$12.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)		(0.28)		(0.21)		(0.17)		(0.19)
Net realized and unrealized gain (loss) on investments	0.58		0.80		2.72		(0.34)		0.55
Total from investment operations	0.42		0.52		2.51		(0.51)		0.36
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$13.91		$13.73		$14.10		$11.63		$12.48
Total return(ii)	3.26%		3.99%		21.63%		(4.22)%		2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,011		$29,620		$28,833		$30,031		$67,533
Ratio of gross expenses to average net assets	2.49	%(iii)	2.63	%(iv)	2.51	%(v)	2.38	%(vi)	2.20	%(vii)
Ratio of expense reimbursements to average net assets	(0.32)%		—		—		—		—
Ratio of net expenses to average net assets	2.17%		2.63%		2.51%		2.38%		2.20%
Ratio of net investment loss to average net assets	(1.12)%		(2.02)%		(1.62)%		(1.43)%		(1.51)%
Portfolio turnover rate	264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial Statements.

(i)                  Amount was computed based on average shares outstanding during the period.

(ii)               Does not reflect the effect of sales charges, if applicable.

(iii)            Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)             Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)                Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)             Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)          Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$12.81		$13.32		$11.07		$11.98		$12.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)		(0.36)		(0.29)		(0.25)		(0.28)
Net realized and unrealized gain (loss) on investments	0.55		0.74		2.58		(0.32)		0.53
Total from investment operations	0.30		0.38		2.29		(0.57)		0.25
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$12.87		$12.81		$13.32		$11.07		$11.98
Total return(ii)	2.55%		3.12%		20.73%		(5.00)%		2.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,071		$6,790		$6,472		$7,120		$10,136
Ratio of gross expenses to average net assets	3.25	%(iii)	3.41	%(iv)	3.29	%(v)	3.14	%(vi)	2.98	%(vii)
Ratio of expense reimbursements to average net assets	(0.32)%		—		—		—		—
Ratio of net expenses to average net assets	2.93%		3.41%		3.29%		3.14%		2.98%
Ratio of net investment loss to average net assets	(1.88)%		(2.79)%		(2.42)%		(2.19)%		(2.28)%
Portfolio turnover rate	264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial  Statements.

(i)                  Amount was computed based on average shares outstanding during the period.

(ii)               Does not reflect the effect of sales charges, if applicable.

(iii)            Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)             Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)                Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)             Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)          Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$14.07		$14.39		$11.83		$12.64		$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)		(0.25)		(0.18)		(0.14)		(0.16)
Net realized and unrealized gain (loss) on investments	0.59		0.82		2.78		(0.33)		0.55
Total from investment operations	0.47		0.57		2.60		(0.47)		0.39
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$14.30		$14.07		$14.39		$11.83		$12.64
Total return(ii)	3.54%		4.27%		22.02%		(3.92)%		3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$85,184		$69,002		$48,660		$44,947		$46,966
Ratio of gross expenses to average net assets	2.15	%(iii)	2.33	%(iv)	2.21	%(v)	2.07	%(vi)	1.93	%(vii)
Ratio of expense reimbursements to average net assets	(0.29)%		—		—		—		—
Ratio of net expenses to average net assets	1.86%		2.33%		2.21%		2.07%		1.93%
Ratio of net investment loss to average net assets	(0.82)%		(1.72)%		(1.34)%		(1.13)%		(1.23)%
Portfolio turnover rate	264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial Statements.

(i)      Amount was computed based on average shares outstanding during the period.

(ii)     Does not reflect the effect of sales charges, if applicable.

(iii)    Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(iv)    Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)     Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)    Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)   Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$8.77	$11.29	$9.09	$8.55	$9.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	— (ii)	—	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.18	(2.12)	2.20	0.56	(0.86)
Total from investment operations	1.21	(2.12)	2.20	0.55	(0.89)
Dividends from net investment income	(0.18)	(0.40)	—	(0.01)	—
Net asset value, end of period	$9.80	$8.77	$11.29	$9.09	$8.55
Total return(iii)	14.13%	(19.46)%	24.20%	6.41%	(9.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,942	$4,397	$7,141	$5,931	$8,270
Ratio of gross expenses to average net assets	2.22%	1.77%	2.05%	2.43%	2.71%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.21)%	(0.50)%	(0.83)%	(1.01)%
Ratio of net expenses to average net assets	1.53%	1.56%	1.55%	1.60%	1.70%
Ratio of net investment income (loss) to average net assets	0.35%	(0.01)%	0.05%	(0.10)%	(0.31)%
Portfolio turnover rate	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than $0.005 per share.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$8.36	$10.80	$8.76	$8.30	$9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	1.13	(2.02)	2.10	0.52	(0.84)
Total from investment operations	1.10	(2.10)	2.04	0.46	(0.93)
Dividends from net investment income	(0.11)	(0.34)	—	—	—
Net asset value, end of period	$9.35	$8.36	$10.80	$8.76	$8.30
Total return(ii)	13.34%	(20.11)%	23.29%	5.54%	(10.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,782	$2,973	$3,602	$2,849	$2,581
Ratio of gross expenses to average net assets	2.98%	2.54%	2.82%	3.21%	3.51%
Ratio of expense reimbursements to average net assets	(0.70)%	(0.23)%	(0.52)%	(0.86)%	(1.06)%
Ratio of net expenses to average net assets	2.28%	2.31%	2.30%	2.35%	2.45%
Ratio of net investment loss to average net assets	(0.35)%	(0.75)%	(0.68)%	(0.80)%	(1.01)%
Portfolio turnover rate	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$8.72	$11.22	$9.04	$8.50	$9.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02	0.01	—	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.19	(2.11)	2.18	0.55	(0.85)
Total from investment operations	1.21	(2.10)	2.18	0.54	(0.88)
Dividends from net investment income	(0.20)	(0.40)	—	— (ii)	—
Net asset value, end of period	$9.73	$8.72	$11.22	$9.04	$8.50
Total return(iii)	14.22%	(19.40)%	24.12%	6.39%	(9.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,636	$14,516	$22,848	$14,006	$11,814
Ratio of gross expenses to average net assets	2.07%	1.71%	1.96%	2.32%	2.64%
Ratio of expense reimbursements to average net assets	(0.65)%	(0.24)%	(0.41)%	(0.72)%	(0.94)%
Ratio of net expenses to average net assets	1.42%	1.47%	1.55%	1.60%	1.70%
Ratio of net investment income (loss) to average net assets	0.17%	0.06%	0.03%	(0.06)%	(0.35)%
Portfolio turnover rate	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than $0.005 per share.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Y
	Year ended	Year ended	Year ended	From 5/9/2016 (commencement of operations) to
Alger Emerging Markets Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$8.82	$11.31	$9.06	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.28	(2.13)	2.18	1.09
Total from investment operations	1.27	(2.07)	2.25	1.12
Dividends from net investment income	(0.26)	(0.42)	—	—
Net asset value, end of period	$9.83	$8.82	$11.31	$9.06
Total return(iii)	14.82%	(19.04)%	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3	$4,202	$5,187	$114
Ratio of gross expenses to average net assets	1.59%	1.43%	2.30%	4.86%
Ratio of expense reimbursements to average net assets	(0.64)%	(0.46)%	(1.25)%	(3.81)%
Ratio of net expenses to average net assets	0.95%	0.97%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.54%	0.64%	0.73%
Portfolio turnover rate	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$8.85	$11.36	$9.12	$8.56	$9.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.09	0.04	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.18	(2.12)	2.20	0.56	(0.86)
Total from investment operations	1.27	(2.08)	2.24	0.58	(0.85)
Dividends from net investment income	(0.25)	(0.43)	—	(0.02)	—
Net asset value, end of period	$9.87	$8.85	$11.36	$9.12	$8.56
Total return(ii)	14.83%	(19.07)%	24.56%	6.78%	(9.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,090	$19,236	$27,944	$17,568	$4,294
Ratio of gross expenses to average net assets	1.85%	1.43%	1.71%	2.07%	2.55%
Ratio of expense reimbursements to average net assets	(0.90)%	(0.39)%	(0.46)%	(0.82)%	(1.30)%
Ratio of net expenses to average net assets	0.95%	1.04%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.95%	0.39%	0.38%	0.29%	0.20%
Portfolio turnover rate	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$10.60	$11.32	$9.14	$9.36	$9.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.02)	—	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.43	0.84	2.55	(0.10)	0.49
Total from investment operations	1.42	0.82	2.55	(0.09)	0.48
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$11.38	$10.60	$11.32	$9.14	$9.36
Total return(ii)	14.81%	8.05%	28.84%	(1.03)%	5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,932	$29,662	$33,828	$31,321	$34,213
Ratio of gross expenses to average net assets	1.40%	1.41%	1.42%	1.31%	1.29%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.06)%	(0.07)%	—	—
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.31%	1.29%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.16)%	(0.02)%	0.14%	(0.07)%
Portfolio turnover rate	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.62	$10.49	$8.56	$8.84	$8.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.09)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.29	0.76	2.38	(0.10)	0.46
Total from investment operations	1.20	0.67	2.30	(0.15)	0.39
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$10.18	$9.62	$10.49	$8.56	$8.84
Total return(ii)	13.97%	7.14%	27.83%	(1.77)%	4.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,369	$6,124	$6,205	$5,581	$5,949
Ratio of gross expenses to average net assets	2.16%	2.14%	2.19%	2.09%	2.07%
Ratio of net expenses to average net assets	2.16%	2.14%	2.19%	2.09%	2.07%
Ratio of net investment loss to average net assets	(0.92)%	(0.95)%	(0.86)%	(0.63)%	(0.85)%
Portfolio turnover rate	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
Alger Responsible Investing Fund	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$10.58	$11.31	$9.13	$9.35	$9.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.02)	0.01	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.43	0.83	2.54	(0.10)	0.50
Total from investment operations	1.42	0.81	2.55	(0.09)	0.49
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$11.36	$10.58	$11.31	$9.13	$9.35
Total return(ii)	14.83%	7.95%	28.88%	(1.03)%	5.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,213	$12,258	$13,128	$28,461	$42,860
Ratio of gross expenses to average net assets	1.39%	1.37%	1.37%	1.28%	1.27%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.02)%	(0.02)%	—	—
Ratio of net expenses to average net assets	1.37%	1.35%	1.35%	1.28%	1.27%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.17)%	0.08%	0.16%	(0.05)%
Portfolio turnover rate	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
Alger Responsible Investing Fund	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(i)
Net asset value, beginning of period	$10.70	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.46	0.84	2.57	(0.07)
Total from investment operations	1.49	0.87	2.60	(0.06)
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	—
Net asset value, end of period	$11.55	$10.70	$11.37	$9.14
Total return(iii)	15.34%	8.50%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,755	$13,262	$9,050	$99
Ratio of gross expenses to average net assets	1.12%	1.13%	1.31%	33.46%
Ratio of expense reimbursements to average net assets	(0.18)%	(0.23)%	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.94%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	0.29%	0.27%	0.32%	2.38%
Portfolio turnover rate	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services - Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds-Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I shares, Class Y shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Spectra Fund started offering Class Y shares on December 3, 2018.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 - quoted prices in active markets for identical investments

•                  Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)     Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f)       Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in each Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g)    Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2019.

(h)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i)       Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 - Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j)       Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l)       Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2019, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.77%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

The sub-advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund, which is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2019, Alger Management paid a sub-advisory fee of $199,996 to Weatherbie. Weatherbie began subadvising the Alger Dynamic Opportunities Fund in 2017.

Alger Management has agreed to limit the expenses of several share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and, for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and net borrowing costs) exceed the rates, based on average daily net assets, listed below:

	CLASS										FEES WAIVED / REIMBURSED FOR YEAR ENDED OCTOBER 31,
	A		C		I		Y		Z		2019
Alger Spectra Fund	—		—		—		0.79	%*	—		$14,661
Alger Dynamic Opportunities Fund	2.00	%**	2.75	%**	—		—		1.75	%**	323,130
Alger Emerging Markets Fund	1.55	***	2.30	***	1.45%		0.95		0.99		221,962
Alger Responsible Investing Fund	1.35		—		—	****	—		0.95	****	44,061

* Effective December 3, 2018, inception of the Class.

** From March 1, 2019 through March 14, 2019, the expense cap for the Alger Dynamic Opportunities Fund Class A was 1.75%, Class C was 2.55% and Class Z was 1.45%. Prior to March 1, 2019, the expense cap for the Alger Dynamic Opportunities Fund Class A was 1.95%, Class C was 2.70% and Class Z was 1.60%. The prior expense caps did not include dividend expense on short sales and borrowing costs.

*** Prior to March 1, 2019, the expense cap for the Alger Emerging Markets Fund Class A was 1.60% and Class C was 2.35%.

**** Prior to March 1, 2019, the expense cap for the Alger Responsible Investing Fund Class I was 1.35% and Class Z was 0.90%.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the year ended October 31, 2019, the recoupments made by the Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Responsible Investing Fund to the Investment Manager were $460, $80,656 and $1,926 respectively. As of October 31, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund are $14,661, $323,130, $84,382 and $329,246 respectively, which will expire February 28, 2020.

In addition to the expense limitation, Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets Fund by $13,000 for the year ended October 31, 2019.

(b)    Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)     Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, LLC, the distributor (“Alger LLC”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$7,911	$40,184
Alger Dynamic Opportunities Fund	—	640
Alger Emerging Markets Fund	3,852	1,491
Alger Responsible Investing Fund	791	133

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(e)     Brokerage Commissions: During the year ended October 31, 2019, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC., an affiliate of Alger Management, $602,523, $61,523, $364 and $5,186, respectively, in connection with securities transactions.

(f)       Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. Effective October 5, 2019, the Funds replaced its transfer agent to UMB Fund Services, Inc. (DST Asset Manager Solutions, Inc. previously served as the Funds transfer agent.) The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2019, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $1,366,585, $20,799, $9,898 and $25,827, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g)    Trustee Fees: Each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2019, each Independent Trustee received a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. For the year ended October 31, 2019, these purchases and sales were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES	REALIZED GAIN
Alger Spectra Fund	$—	$17,260,297	$335,397

(i)       Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. As of October 31, 2019, Alger Emerging Markets Fund borrowed $60,548, including interest, from Alger Small Cap Focus Fund at a rate of 2.49%.

During the year ended October 31, 2019, Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred interfund loan interest expense of $82,408, $47 and $3,251, respectively, and Alger Spectra Fund earned interfund loan interest income of $1,212, which is included in interest in the accompanying Statements of Operations.

(j)       Other Transactions with Affiliates: Certain officers of the Trust are directors or officers of Alger Management and Alger LLC. At October 31, 2019, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	2,006,221	—	18,848	4,791	120,366
Alger Dynamic Opportunities Fund	—	119	—	—	2,083,750
Alger Responsible Investing Fund	—	—	—	—	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2019:

	PURCHASES	SALES
Alger Spectra Fund	$5,345,400,153	$5,390,844,625
Alger Dynamic Opportunities Fund	249,135,543	241,554,826
Alger Emerging Markets Fund	23,086,312	47,267,010
Alger Responsible Investing Fund	8,491,845	15,295,962

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2019, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$9,079,180	3.93%
Alger Dynamic Opportunities Fund	10,661	4.35
Alger Emerging Markets Fund	110,449	3.17

The highest amount borrowed by each Fund from the Custodian and other funds during the year ended October 31, 2019 was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$136,008,212
Alger Dynamic Opportunities Fund	2,915,908
Alger Emerging Markets Fund	11,008,307

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	8,354,831	$176,939,509	8,297,098	$184,216,705
Shares converted from Class C	36,602	807,527	25,658	607,223
Dividends reinvested	5,617,288	103,866,208	3,558,411	73,338,846
Shares redeemed	(14,790,881)	(312,861,535)	(34,448,324)	(761,262,827)
Net decrease	(782,160)	$(31,248,291)	(22,567,157)	$(503,100,053)
Class C:
Shares sold	3,038,912	$55,893,550	3,697,028	$75,495,200
Shares converted to Class A	(40,733)	(807,527)	(28,035)	(607,223)
Dividends reinvested	4,036,584	67,410,961	2,125,953	40,328,172
Shares redeemed	(9,552,289)	(182,371,193)	(8,123,202)	(166,819,444)
Net decrease	(2,517,526)	$(59,874,209)	(2,328,256)	$(51,603,295)
Class I:
Shares sold	6,416,261	$136,148,149	11,085,825	$253,074,983
Dividends reinvested	3,768,083	70,463,710	2,087,291	43,457,405
Shares redeemed	(16,366,876)	(351,164,791)	(14,744,211)	(328,994,961)
Net decrease	(6,182,532)	$(144,552,932)	(1,571,095)	$(32,462,573)
Class Y:
Shares sold	1,954,050	$43,308,884	—	$—
Dividends reinvested	497	9,454	—	—
Shares redeemed	(73,427)	(1,668,227)	—	—
Net increase	1,881,120	$41,650,111	—	$—
Class Z:
Shares sold	31,887,114	$686,529,786	48,920,279	$1,105,350,091
Dividends reinvested	14,049,011	267,491,320	6,557,963	138,307,144
Shares redeemed	(40,117,716)	(866,592,896)	(32,495,076)	(743,094,281)
Net increase	5,818,409	$87,428,210	22,983,166	$500,562,954

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Sharessold	1,028,446	$14,657,547	995,303	$13,971,501
Shares converted from Class C	756	11,315	1,497	21,171
Dividends reinvested	40,161	506,834	129,388	1,685,930
Shares redeemed	(925,365)	(12,680,534)	(1,013,238)	(14,092,548)
Net increase	143,998	$2,495,162	112,950	$1,586,054
Class C:
Sharessold	130,117	$1,670,964	148,601	$1,964,706
Shares converted to Class A	(817)	(11,315)	(1,601)	(21,171)
Dividends reinvested	10,612	124,689	32,465	397,699
Shares redeemed	(120,311)	(1,567,436)	(135,528)	(1,750,026)
Net increase	19,601	$216,902	43,937	$591,208
Class Z:
Shares sold	2,577,784	$38,215,392	2,363,236	$34,308,399
Dividends reinvested	89,096	1,152,905	224,252	2,987,036
Shares redeemed	(1,615,532)	(22,988,316)	(1,065,231)	(15,097,387)
Net increase	1,051,348	$16,379,981	1,522,257	$22,198,048

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	103,782	$960,932	305,664	$3,473,893
Shares converted from Class C	493	4,508	130	1,332
Dividends reinvested	9,118	78,231	23,057	251,780
Shares redeemed	(212,593)	(1,963,984)	(459,930)	(4,851,530)
Net decrease	(99,200)	$(920,313)	(131,079)	$(1,124,525)
Class C:
Shares sold	27,151	$233,904	132,635	$1,435,730
Shares converted to Class A	(516)	(4,508)	(136)	(1,332)
Dividends reinvested	4,775	39,348	11,022	115,617
Shares redeemed	(89,292)	(805,345)	(121,669)	(1,207,585)
Net increase (decrease)	(57,882)	$(536,601)	21,852	$342,430
Class I:
Shares sold	94,425	$871,609	404,025	$4,452,618
Dividends reinvested	13,314	113,436	65,609	712,510
Shares redeemed	(1,501,495)	(13,014,911)	(841,305)	(8,997,917)
Net decrease	(1,393,756)	$(12,029,866)	(371,671)	$(3,832,789)
Class Y:
Dividends reinvested	14,410	$123,498	17,512	$191,397
Shares redeemed	(490,377)	(4,175,952)	—	—
Net increase (decrease)	(475,967)	$(4,052,454)	17,512	$191,397
Class Y-2:
Dividends reinvested	—	$—	526	$5,738
Shares redeemed	—	—	(13,124)	(115,834)
Net decrease	—	$—	(12,598)	$(110,096)
Class Z:
Shares sold	569,306	$5,237,886	1,398,791	$15,075,990
Dividends reinvested	62,396	536,603	96,004	1,053,169
Shares redeemed	(1,377,351)	(12,613,185)	(1,781,904)	(19,128,297)
Net decrease	(745,649)	$(6,838,696)	(287,109)	$(2,999,138)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	369,123	$3,861,771	519,511	$5,563,220
Shares converted from Class C	7,689	82,286	—	—
Dividends reinvested	172,302	1,597,239	382,402	3,831,666
Shares redeemed	(718,297)	(7,500,656)	(1,090,412)	(11,802,642)
Net decrease	(169,183)	$(1,959,360)	(188,499)	$(2,407,756)
Class C:
Shares sold	33,065	$300,754	57,251	$554,946
Shares converted to Class A	(8,580)	(82,286)	—	—
Dividends reinvested	43,504	363,255	83,578	765,573
Shares redeemed	(176,982)	(1,688,156)	(95,790)	(947,118)
Net increase (decrease)	(108,993)	$(1,106,433)	45,039	$373,401
Class I:
Shares sold	67,759	$747,234	235,799	$2,600,223
Dividends reinvested	73,892	684,239	173,672	1,738,454
Shares redeemed	(401,249)	(4,166,707)	(412,026)	(4,382,096)
Net decrease	(259,598)	$(2,735,234)	(2,555)	$(43,419)
Class Z:
Shares sold	237,255	$2,569,019	534,941	$5,922,761
Dividends reinvested	83,776	785,821	143,176	1,443,217
Shares redeemed	(196,290)	(2,043,095)	(234,582)	(2,526,132)
Net increase	124,741	$1,311,745	443,535	$4,839,846

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2019 and the year ended October 31, 2018 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2019	OCTOBER 31, 2018
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$—	$3,658,087
Long-term capital gain	584,335,451	392,605,382
Total distributions paid	$584,335,451	$396,263,469

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$—	$751,931
Long-term capital gain	1,802,453	4,418,693
Total distributions paid	$1,802,453	$5,170,624

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2019	OCTOBER 31, 2018
Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	$1,123,133	$2,477,673
Long-term capital gain	—	—
Total distributions paid	$1,123,133	$2,477,673

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	3,642,493	8,468,987
Total distributions paid	$3,642,493	$8,468,987

As of October 31, 2019, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gains	427,418,083
Net accumulated earnings	427,418,083
Capital loss carryforwards	—
Late year ordinary income losses	(5,112,488)
Net unrealized appreciation	1,895,048,002
Total accumulated earnings	$2,317,353,597
Alger Dynamic Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gains	4,175,321
Net accumulated earnings	4,175,321
Capital loss carryforwards	—
Late year ordinary income losses	(264,596)
Net unrealized appreciation	10,128,725
Total accumulated earnings	$14,039,450
Alger Emerging Markets Fund
Undistributed ordinary income	$1,175,524
Undistributed long-term gains	—
Net accumulated earnings	1,175,524
Capital loss carryforwards	(6,611,718)
Net unrealized appreciation	3,365,059
Total accumulated losses	$(2,071,135)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Undistributed ordinary income	$—
Undistributed long-term gains	4,602,889
Net accumulated earnings	4,602,889
Capital loss carryforwards	—
Late year ordinary income losses	(77,398)
Net unrealized appreciation	29,800,123
Total accumulated earnings	$34,325,614

At October 31, 2019, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $6,611,718. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2019:

Alger Spectra Fund
Distributable earnings	$12,140,253
Paid-in Capital	$(12,140,253)
Alger Dynamic Opportunities Fund
Distributable earnings	$1,467,317
Paid-in Capital	$(1,467,317)
Alger Responsible Investing Fund
Distributable earnings	$96,836
Paid-in Capital	$(96,836)

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$855,111,870	$855,111,870	$—	$—
Consumer Discretionary	1,167,554,791	1,145,934,749	9,666,834	11,953,208
Consumer Staples	108,617,873	108,617,873	—	—
Financials	356,115,903	356,115,903	—	—
Healthcare	960,115,974	960,115,974	—	—
Industrials	425,923,758	425,923,758	—	—
Information Technology	2,382,351,043	2,380,348,364	—	2,002,679
Materials	192,313,258	192,313,258	—	—
TOTAL COMMON STOCKS	$6,448,104,470	$6,424,481,749	$9,666,834	$13,955,887
PREFERRED STOCKS
Healthcare	3,086,733	—	—	3,086,733
Information Technology	9,231,625	—	—	9,231,625
TOTAL PREFERRED STOCKS	$12,318,358	$—	$—	$12,318,358
REAL ESTATE INVESTMENT TRUST
Real Estate	63,566,098	63,566,098	—	—
TOTAL INVESTMENTS IN SECURITIES	$6,523,988,926	$6,488,047,847	$9,666,834	$26,274,245
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	60,190,549	60,190,549	—	—
Consumer Discretionary	51,105,945	51,105,945	—	—
Exchange Traded Funds	15,668,182	15,668,182	—	—
Financials	27,148,137	27,148,137	—	—
Healthcare	61,911,336	61,911,336	—	—
Industrials	46,137,430	46,137,430	—	—
Information Technology	133,917,767	133,917,767	—	—
Market Indices	7,950,179	7,950,179	—	—
Materials	30,327,867	30,327,867	—	—
Miscellaneous	6,059,772	6,059,772	—	—
TOTAL COMMON STOCKS	$440,417,164	$440,417,164	$—	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,851,682	$4,585,980	$265,702	$—
Consumer Discretionary	13,464,226	13,123,878	340,348	—
Consumer Staples	4,273,047	4,273,047	—	—
Energy	476,729	476,729	—	—
Financials	4,522,894	4,522,894	—	—
Healthcare	25,885,757	25,885,757	—	—
Industrials	16,592,504	16,592,504	—	—
Information Technology	25,658,092	24,696,959	923,148	37,985
Materials	433,674	433,674	—	—
Real Estate	3,193,800	3,193,800	—	—
TOTAL COMMON STOCKS	$99,352,405	$97,785,222	$1,529,198	$37,985
PREFERRED STOCKS
Healthcare	43,903	—	—	43,903
Information Technology	154,911	—	—	154,911
TOTAL PREFERRED STOCKS	$198,814	$—	$—	$198,814

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Healthcare	$407,329	*	$—	$—	$407,329	*
REAL ESTATE INVESTMENT TRUST
Real Estate	2,775,901		—	—	2,775,901
PURCHASED OPTIONS
Consumer Staples	54,890		54,890	—	—
Healthcare	63,180		63,180	—	—
Information Technology	25,450		11,240	14,210	—
Real Estate	2,685		—	2,685	—
TOTAL PURCHASED OPTIONS	$146,205		$129,310	$16,895	$—
TOTAL INVESTMENTS IN SECURITIES	$102,880,654		$100,690,433	$1,546,093	$644,128
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	1,302,559		1,302,559	—	—
Consumer Discretionary	7,662,863		7,662,863	—	—
Consumer Staples	1,019,778		1,019,778	—	—
Energy	216,301		216,301	—	—
Financials	4,267,185		4,267,185	—	—
Healthcare	5,526,294		5,526,294	—	—
Industrials	6,148,221		6,148,221	—	—
Information Technology	9,194,271		9,194,271	—	—
Materials	1,007,543		1,007,543	—	—
Real Estate	1,539,641		1,539,641	—	—
TOTAL COMMON STOCKS	$37,884,656		$37,884,656	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	4,651,008		4,651,008	—
TOTAL SECURITIES SOLD SHORT	$42,535,664		$42,535,664	$—	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,093,313	$439,079	$1,654,234	$—
Consumer Discretionary	5,620,099	3,369,287	2,250,812	—
Consumer Staples	1,347,860	120,448	1,227,412	—
Energy	1,323,373	248,593	1,074,780	—
Financials	5,973,303	1,668,743	4,304,560	—
Healthcare	945,937	251,268	694,669	—
Industrials	697,337	697,337	—	—
Information Technology	4,236,492	492,487	3,744,005	—
Materials	197,944	—	197,944	—
Real Estate	188,834	—	188,834	—
Utilities	257,837	—	257,837	—
TOTAL COMMON STOCKS	$22,882,329	$7,287,242	$15,595,087	$—
TOTAL INVESTMENTS IN SECURITIES	$22,882,329	$7,287,242	$15,595,087	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,570,706	$5,570,706	$—	$—
Consumer Discretionary	10,428,105	10,428,105	—	—
Consumer Staples	2,463,442	2,463,442	—	—
Financials	2,908,795	2,908,795	—	—
Healthcare	6,270,479	6,270,479	—	—
Industrials	5,816,905	5,816,905	—	—
Information Technology	23,317,274	23,317,274	—	—
Materials	1,209,813	1,209,813	—	—
Utilities	352,028	352,028	—	—
TOTAL COMMON STOCKS	$58,337,547	$58,337,547	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,528,877	1,528,877	—	—
TOTAL INVESTMENTS IN SECURITIES	$59,866,424	$59,866,424	$—	$—

*Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2019.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2018	$2,002,679
Transfers into Level 3	4,848,975
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	7,104,233
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	13,955,887
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$7,104,233

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2018	$20,243,744
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,804,313)
Included in net change in unrealized appreciation (depreciation) on investments	(2,383,489)
Purchases and sales
Purchases	—
Sales	(2,737,584)
Closing balance at October 31, 2019	12,318,358
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(6,056,985)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,693,759)
Included in net change in unrealized appreciation (depreciation) on investments	2,715,111
Purchases and sales
Purchases	—
Sales	(21,352)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2018	$37,985
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	37,985
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2018	$284,964
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(86,150)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	198,814
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(86,150)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2018	$355,083	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	52,246
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	407,329	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$52,246

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Special Purpose Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(157,961)
Included in net change in unrealized appreciation (depreciation) on investments	159,212
Purchases and sales
Purchases	—
Sales	(1,251)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(42,901)
Included in net change in unrealized appreciation (depreciation) on investments	43,241
Purchases and sales
Purchases	—
Sales	(340)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2019. In addition to the methodologies and inputs noted in the table below, according to our valuation policy we may also use other valuation methodologies and inputs when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

96

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2019	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market Approach	Transaction Price	N/A	N/A
Common Stocks	11,953,208	Income Approach	Discount Rate	2.40%-11.30%	N/A
Preferred Stocks	3,086,733	Income Approach	Discount Rate	53.50%-58.50%	N/A
Preferred Stocks	9,231,625	Market Approach	Transaction Price	N/A	N/A

Alger Dynamic Opportunities Fund
Common Stocks	$37,985	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	154,911	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	43,903	Income Approach	Discount Rate	53.50%-58.50%	N/A
Rights	407,329	Income Approach	Discount Rate Probability of Success	5.25%-5.43% 0.00%	N/A N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

As of October 31, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$42,601,700	$—	$42,601,700	$—
Collateral held for short sales(a)	120,417,015	120,417,015	—	—
Due to broker(b)	(171,917,716)	(171,917,716)	—	—
Alger Dynamic Opportunities Fund	16,448,278	—	16,448,278	—
Collateral held for short sales(a)	49,035,950	49,035,950	—	—
Alger Emerging Markets Fund	371,549	371,217	332	—
Alger Responsible Investing Fund	1,577,524	—	1,577,524	—

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of October 31, 2019.

(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of October 31, 2019.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 - Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options-The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2019, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Alger Dynamic Opportunities Fund	Statements of		Statements of
Derivatives not accounted	Assets and Liabilities		Assets and Liabilities
for as hedging instruments	Location	Fair Value	Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$146,205	—	$—
Total		$146,205		$—

For the year ended October 31, 2019, Alger Dynamic Opportunities Fund had option purchases of $1,566,820 and option sales of $2,393,759. The average volume of contracts for purchased options for the year ended October 31, 2019 was $871,563 based on market value. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2019 was as follows:

NET REALIZED (LOSS) ON OPTIONS

Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(261,340)
Total	$(261,340)

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS

Alger Dynamic Opportunities Fund Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(375,446)
Total	$(375,446)

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Responsible Investing Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available,

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Dynamic Opportunities Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Emerging Markets Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2019. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	2,912,012	—	—	2,912,012	—	—	$(6,056,985)	$3,086,733
Total					—	—	$(6,056,985)	$3,086,733

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	41,418	—	—	41,418	—	—	$(86,150)	$43,903
Total					—	—	$(86,150)	$43,903

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds II comprised of Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund, and Alger Responsible Investing Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds II as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
December 19, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2019 and ending October 31, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Six Months Ended October 31, 2019(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2019(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$962.80	$6.48	1.31%
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.31
Class C	Actual	1,000.00	1,002.50	10.45	2.07
	Hypothetical(c)	1,000.00	1,014.77	10.51	2.07
Class I	Actual	1,000.00	1,016.50	6.61	1.30
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class Y	Actual	1,000.00	1,018.40	4.78	0.94
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.94
Class Z	Actual	1,000.00	1,017.50	5.03	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$898.00	$10.38	2.17%
	Hypothetical(c)	1,000.00	1,014.27	11.02	2.17
Class C	Actual	1,000.00	934.80	14.29	2.93
	Hypothetical(c)	1,000.00	1,010.44	14.85	2.93
Class Z	Actual	1,000.00	948.30	9.13	1.86
	Hypothetical(c)	1,000.00	1,015.83	9.45	1.86

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$941.40	$7.49	1.53%
	Hypothetical(c)	1,000.00	1,017.49	7.78	1.53
Class C	Actual	1,000.00	980.60	11.38	2.28
	Hypothetical(c)	1,000.00	1,013.71	11.57	2.28
Class I	Actual	1,000.00	994.90	7.14	1.42
	Hypothetical(c)	1,000.00	1,018.05	7.22	1.42
Class Y	Actual	1,000.00	997.00	4.78	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95
Class Z	Actual	1,000.00	997.00	4.78	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Six Months Ended October 31, 2019(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2019(b)
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$974.30	$6.72	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,014.10	10.97	2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97	2.16
Class I	Actual	1,000.00	1,028.10	7.00	1.37
	Hypothetical(c)	1,000.00	1,018.30	6.97	1.37
Class Z	Actual	1,000.00	1,030.30	4.81	0.94
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.94

(a)                   Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)                   Annualized.

(c)                    5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Responsible Investing Fund designate $584,335,451, $1,802,453 and $3,642,493, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2019, 0.14% of Alger Emerging Markets Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 24.45% of Alger Emerging Markets Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Trustee and/or	Number of Funds in the Alger Fund Complex which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (58)	Director of Development, Pennsylvania Ballet 2004 2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	27
NON-INTERESTED TRUSTEES
Charles F. Baird, Jr. (66)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	27
Roger P. Cheever (74)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27
Stephen E. O’Neil (86)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27
David Rosenberg (57)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27
Nathan E. Saint-Amand M.D. (81)	Medical doctor in private practice; Member of the 1986 Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.		27

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Trustee and/or	Number of Funds in the Alger Fund Complex which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS
Hal Liebes (55) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger LLC, Chief Operating Officer and Secretary of Alger Associates, Inc., Director of Alger Management, Alger LLC, Alger SICAV, Alger Alternative Holdings, LLC, Alger International Holdings, Alger Management, Ltd., Alger Dynamic Return Offshore Fund, Alger Weatherbie Holdings, LLC, and Weatherbie Management LLC and Manager, Alger Partners Investors I, LLC, Alger Partners Investors KEIGF, Alger Group Holdings, LLC, Alger Capital, LLC.	2005	N/A
Tina Payne (45) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A
Michael D. Martins (54) Treasurer	Senior Vice President of Alger Management.	2005	N/A
Anthony S. Caputo (64) Assistant Treasurer	Vice President of Alger Management.	2007	N/A
Sergio M. Pavone (58) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2019 (Meeting), the Board of Trustees (Board) of The Alger Funds II (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Dynamic Opportunities Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund;

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as market conditions and fee pressure. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

of instituting, or had instituted, to seek to improve the performance of those Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Funds.

A summary of each Fund’s performance results is below.

Alger Spectra Fund - The Peer Group for this Fund consisted of the Fund and 15 other all cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the five- and 10-year periods outperformed the median of its Peer Group, and for the one- and three-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one- and three-year periods was 10/16 and 9/16, respectively. The Board also noted that the Fund’s annualized total return for the 10-year period was in the first quartile of its Peer Universe, for the three- and five-year periods was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Dynamic Opportunities Fund - The Peer Group for this Fund consisted of the Fund and 15 other long-short equity funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other long-short equity funds. The Board noted that the Fund’s annualized total return for the one-, three-, and five-year periods outperformed the median of its Peer Group, and for the since inception period had underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the since inception period was 3/4. The Board further noted that Fund’s annualized total return for the one-year, three-year and five-year periods was in the first quartile of its Peer Universe, and for the since inception period was equal to the 50th percentile of its Peer Universe. The Board noted that the Fund had less than 10 years of performance as of June 30, 2019. The Board concluded that the Fund’s performance was acceptable.

Alger Emerging Markets Fund - The Peer Group for this Fund consisted of the Fund and 15 other diversified emerging markets funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other diversified emerging markets funds. The Board noted that the Fund’s annualized total return for the one-year, three-year, five-year and since inception periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-year, three-year, five-year, and since inception periods was 15/15, 12/14, 9/11 and 4/5. The Board further noted that the Fund’s annualized total return for the three- and five-year periods was in the third quartile of its Peer Universe, and for the one-year and since inception periods was in the fourth quartile of its Peer Universe. The Board noted that the Fund had less than 10 years of performance as of June 30, 2019. Management discussed with the Board the detractors from Fund performance and previewed certain portfolio management changes with the Board, including the Manager’s intention to change the current portfolio manager of the Fund. In that regard, the Board determined to monitor the Fund’s performance

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

going forward.

Alger Responsible Investing Fund - The Peer Group for this Fund consisted of the Fund and 15 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the three- and five-year periods outperformed or was equal to the median of its Peer Group, and for the one- and 10-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one- and 10-year periods was 11/16 and 7/11, respectively. The Board further noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the third quartile of its Peer Universe, and for the 10-year period was in the fourth quartile of its Peer Universe. The Board took into account that the Fund carries a Morningstar sustainability rating of “high.” The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class A shares for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group. Factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group were discussed, including, for example, strong performance, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate and total net expense ratio for the Alger Spectra Fund were above the medians and in the third quartiles of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate and total net expense ratio for the Alger Dynamic Opportunities Fund were better than the medians of its Peer Group, with the Management Rate in the first (least expensive) quartile and the total net expense ratio in the second quartile of its Peer Group. The Board also noted that Fred Alger Management had entered into a new fee waiver with the Fund, effective March 2019, that had the effect of

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

lowering the Fund’s total net expense ratio and was not reflected in the FUSE report. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that, with respect to Alger Dynamic Opportunities Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

The Board noted that the Management Rate for the Alger Emerging Markets Fund was better than the median and in the first (least expensive) quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board also noted that the Fund’s total expense ratio for Class A shares reflected a fee waiver from management. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Responsible Investing Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the third quartile of its Peer Group. The Board also noted that the Fund’s total net expense ratio for Class A shares reflected a fee waiver from management. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates in providing investment management and other services to each Fund during the year ended June 30, 2019. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

noted the existence of management fee breakpoints for Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Responsible Investing Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes - information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT EX. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Alger Manager Solutions, Inc.

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AFIIAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2019	$133,300
October 31, 2018	$130,500

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2019	$36,480
October 31, 2018	$28,328

d)             All Other Fees:

October 31, 2019	$9,860
October 31, 2018	$9,860

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)               Not Applicable

g)              Non-Audit Fees:

October 31, 2019	$230,152, €75,612
October 31, 2018	$232,868, €94,474

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a) A Schedule of Investments in Securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:  December 18, 2019